Exhibit 10.30
EXECUTION VERSION

TRANSITION SERVICES AGREEMENT

by and among

CONTURA ENERGY, INC.,
ALPHA NATURAL RESOURCES, INC.

and
ANR, INC.

Dated as of July 26, 2016

TRANSITION SERVICES AGREEMENT

THIS TRANSITION SERVICES AGREEMENT (this “Agreement”) is entered into as of July 26, 2016, by and among Contura Energy, Inc., a Delaware corporation (“Contura Energy”), Alpha Natural Resources, Inc., a Delaware corporation (“Alpha Natural Resources”), and ANR, Inc., a Delaware corporation (“ANR”), each a “Party” and together, the “Parties.”

RECITALS:

WHEREAS, Contura Energy agreed to purchase certain assets (the “Purchased Assets”) and assume certain liabilities (the “Assumed Liabilities”) of Alpha Natural Resources and its Subsidiaries upon the terms and subject to the conditions set forth in that certain Asset Purchase Agreement dated as of July 26, 2016 by and among Contura Energy, Alpha Natural Resources, the subsidiaries of Alpha Natural Resources set forth on Schedule A thereto, Alpha Natural Resources, as Sellers’ Representative and ANR (the “Asset Purchase Agreement”) (capitalized terms used and not otherwise defined herein having the respective meanings assigned thereto in the Asset Purchase Agreement);

WHEREAS, prior to entry into this Agreement, Alpha Natural Resources, the ANR Subsidiaries and Contura Energy consummated steps 1 - 16 of the transactions set forth on Schedule B to the Asset Purchase Agreement (the “Pre-Closing Restructuring Steps”);

WHEREAS, as part of the Pre-Closing Restructuring Steps, on the date hereof and prior to entry into this Agreement, the ANR Subsidiaries transferred to Alpha Natural Resources, and, except as otherwise provided in the Asset Purchase Agreement, Alpha Natural Resources accepted and assumed, all Purchased Assets and Assumed Liabilities held by the ANR Subsidiaries (the “Subsidiary Transfers”);

WHEREAS, as part of the Pre-Closing Restructuring Steps, concurrently with entry into this Agreement, Alpha Natural Resources is transferring to ANR, and ANR is accepting and assuming, (i) all assets and properties of Alpha Natural Resources (including, for the avoidance of doubt, all equity interests in the Subsidiaries of Alpha Natural Resources), other than the Purchased Assets and Alpha Natural Resources’ rights under the Asset Purchase Agreement (except as otherwise provided in the Asset Purchase Agreement), and (ii) all Liabilities of Alpha Natural Resources, other than the Assumed Liabilities and Alpha Natural Resources’ Liabilities arising under the Asset Purchase Agreement (except as otherwise provided therein and subject to the discharge under section 1141 of the Bankruptcy Code and the terms of the Plan of Reorganization and the Confirmation Order, as defined therein) (clauses (i) and (ii), the “ReorgCo Transfers”);

WHEREAS, on the date hereof and following entry into this Agreement, pursuant to the Asset Purchase Agreement, Alpha Natural Resources will transfer to Contura Energy or its designated subsidiaries, and Contura Energy or its designated subsidiaries will accept and assume, all Purchased Assets and Assumed Liabilities (the closing of the purchase of the Purchased Assets and the assumption of the Assumed Liabilities, the “Closing”);

WHEREAS, Contura Energy, Alpha Natural Resources and ANR desire that Alpha Natural Resources (from the completion of the ReorgCo Transfers until the Closing) and

Contura Energy (from the Closing until the expiration of the relevant Services Term) will provide to ANR and its Subsidiaries, directly or through its Affiliates or subcontractors, the CoreCo Provided Services, all in accordance with the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, Contura Energy, Alpha Natural Resources and ANR desire that ANR will provide to Alpha Natural Resources and its Subsidiaries (from the completion of the ReorgCo Transfers until the Closing) and Contura Energy and its Subsidiaries (from the Closing until the expiration of the relevant Services Term), directly or through ANR’s Affiliates or subcontractors, the ANR Provided Services, all in accordance with the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

ARTICLE 1
DEFINITIONS

As used in this Agreement, the following capitalized terms shall have the following meanings:

“Additional Service” shall have the meaning set forth in Section 2.08(b).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such other Person. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings.

“Agreement” shall have the meaning set forth in the preamble hereof.

“Alpha Natural Resources” shall have the meaning set forth in the preamble hereof.

“ANR” shall have the meaning set forth in the preamble hereof.

“ANR Business” means the business or operations conducted primarily through the use of the Retained Assets.

“ANR Project Manager” shall have the meaning set forth in Section 2.08(e).

“ANR Provided Services” means the limited enumerated services to be provided by ANR described on the Schedules attached hereto.

“Applicable Law” means, with respect to any Person, any transnational, domestic or foreign federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling, reporting or licensing requirement or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person or any of its assets, Liabilities or business, in each case, as amended, unless expressly specified otherwise.

“Asset Purchase Agreement” shall have the meaning set forth in the recitals hereto.

“Assumed Liabilities” shall have the meaning set forth in the recitals hereof.

“Auditing Entity” shall have the meaning set forth in Section 8.03.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.

“Bankruptcy Case” means the cases, as jointly administered, commenced by Alpha Natural Resources and certain if its subsidiaries under chapter 11 of the Bankruptcy Code, styled In re: Alpha Natural Resources Inc., et al., Case No. 15-33896 (KRH) and pending before the Bankruptcy Court.

“Bankruptcy Court” means the United States Bankruptcy Court for the Eastern District of Virginia.

“Closing” shall have the meaning set forth in the Asset Purchase Agreement.

“Closing Date” shall have the meaning set forth in the Asset Purchase Agreement.

“Confidential Information” shall have the meaning set forth in Article 13.

“Confirmation Order” shall have the meaning set forth in the Asset Purchase Agreement.

“Contract” means any note, bond, mortgage, indenture, agreement, lease, sublease, license, sublicense, contract, trust, instrument, arrangement, guarantee, purchase order or other commitment, obligation or understanding, whether oral or written, that is legally binding.

“Contura Energy” shall have the meaning set forth in the preamble hereof.

“CoreCo” means (i) with respect to the period of time from the completion of the ReorgCo Transfers until the Closing, Alpha Natural Resources and (ii) with respect to the period of time from the Closing until the expiration of the relevant Services Term, Contura Energy. All covenants and agreements contained herein that by their terms are to be performed by or for the benefit of “CoreCo” shall (x) during the period of time from the completion of the ReorgCo Transfers until the Closing, be performed by or for the benefit of Alpha Natural Resources and (y) during the period of time from the Closing until the expiration of the relevant Services Term, be performed by or for the benefit of Contura Energy. For the avoidance of doubt, if the Closing occurs, all obligations and rights hereunder of Alpha Natural

Resources in the capacity of “CoreCo” shall transfer to Contura Energy, and Alpha Natural Resources shall cease to have any such obligations or rights.

“CoreCo Business” means the business or operations conducted primarily through the use of the Purchased Assets.

“CoreCo Project Manager” shall have the meaning set forth in Section 2.08(e).

“CoreCo Provided Services” means the limited enumerated services to be provided by CoreCo described on the Schedules attached hereto.

“Default Interest Rate” shall have the meaning set forth in Section 3.01(c).

“Delaware Courts” shall have the meaning set forth in Section 14.12.

“Due Date” shall have the meaning set forth in Section 3.01(b).

“Fee” or “Fees” shall have the meaning set forth in Section 3.01(a).

“Governmental Authority” means any transnational, domestic or foreign federal, state, local, provincial, municipal, special purpose, or other governmental or quasi- governmental authority or regulatory body, court, tribunal, arbitrating body, governmental department, commission, board, officer, self-regulating authority, Taxing Authority, bureau or agency, as well as any other instrumentality or entity designated to act for or on behalf of any of the foregoing.

“IT Systems” means information and communications technologies, including hardware, software, networks and associated documentation.

“Liabilities” shall have the meaning set forth in the Asset Purchase Agreement.

“Omitted Service” shall have the meaning set forth in Section 2.08(a).

“Opt-In Service” shall have the meaning set forth in Section 2.08(c).

“Party” and “Parties” shall have the meaning set forth in the preamble hereof.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.

“Plan of Reorganization” shall have the meaning set forth in the Asset Purchase Agreement.

“Preclosing Restructuring Steps” shall have the meaning set forth in the recitals hereof.

“Prime Rate” means the prime rate of interest (the base rate on corporate loans) as published under “Money Rates” in The Wall Street Journal.

“Project Manager” shall have the meaning set forth in Section 2.08(e).

“Purchased Assets” shall have the meaning set forth in the recitals hereof.

“ReorgCo Transfers” shall have the meaning set forth in the Asset Purchase Agreement.

“Restructuring Steps” shall have the meaning set forth in the Asset Purchase Agreement.

“Retained Assets” means the assets to be transferred pursuant to the ReorgCo Transfers.

“Service” means any of the CoreCo Provided Services and the ANR Provided Services, as applicable.

“Service Provider” means (i) with respect to the CoreCo Provided Services, CoreCo and (ii) with respect to the ANR Provided Services, ANR.

“Service Recipient” means (i) with respect to the CoreCo Provided Services, ANR and (ii) with respect to the ANR Provided Services, CoreCo.

“Services Term” shall have the meaning set forth in Section 4.01.

“Subsidiary” means with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more other Subsidiaries of such Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof.

“Subsidiary Transfers” shall have the meaning set forth in the recitals hereof.

“Tax” means (i) any and all taxes, charges, levies or other similar assessments or liabilities in the nature of a tax, including income, gross receipts, ad valorem, premium, value-added, net worth, capital stock, capital gains, documentary, recapture, alternative or add-on minimum, disability, estimated, registration, recording, excise, real property, personal property, extraction, unmined mineral, sales, use, license, lease, service, service use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, employer health, profits, severance, stamp, occupation, windfall profits, customs, duties, gift, estate, franchise, production, inventory, unclaimed property, escheat and other taxes of any kind whatsoever imposed by a Governmental Authority, and any interest, fines, penalties, assessments or additions to tax imposed with respect to such items or any contest or dispute thereof or (ii)

liability for the payment of any amounts of the type described in (i) as a result of being party to any agreement or any express or implied legal or contractual obligation to indemnify or otherwise assume or succeed to the liability of any other Person.

“Taxing Authority” means any Governmental Authority having or purporting to exercise jurisdiction with respect to any Tax.

ARTICLE 2
SERVICES

Section 2.01. Scope of Services.

(a)ANR hereby retains CoreCo to provide, and CoreCo hereby agrees to provide, the CoreCo Provided Services to ANR or any of its Subsidiaries, as designated by ANR.
(b)CoreCo hereby retains ANR to provide, and ANR hereby agrees to provide, the ANR Provided Services to CoreCo or any of its Subsidiaries, as designated by CoreCo.
(c)Notwithstanding anything to the contrary in this Agreement, (i) the CoreCo Provided Services shall be available to ANR or any of its Subsidiaries only for the purposes of conducting the ANR Business substantially in the same manner and places as it was conducted immediately prior to the Closing Date; and (ii) the ANR Provided Services shall be available to CoreCo or any of its Subsidiaries only for the purposes of conducting the CoreCo Business substantially in the same manner and places as it was conducted immediately prior to the Closing Date.
Section 2.02. Provision of Services. The CoreCo Provided Services may be directly provided by CoreCo or may be provided through any of its Affiliates or subcontractors, including, but not limited to, Contura Energy Services, LLC, and the ANR Provided Services may be directly provided by ANR or may be provided through any of its Affiliates or subcontractors, including, but not limited to, Alpha Natural Resources Services, LLC or Maxxim Shared Services, LLC. Any breach by a Party’s Affiliate or subcontractor of the terms or conditions of this Agreement shall be deemed a breach by such Party of such terms or conditions. A Party shall not be excused from its obligation to provide Services due to a failure by its Affiliates or subcontractors to meet their contractual obligations to such Party.

Section 2.03. No Financing to Services Recipient. In no event shall a Service Provider or its Affiliates be required to (i) lend any funds to a Service Recipient or its Affiliates, (ii) expend funds for any additional equipment or material or property (real or personal) on behalf of Service Recipient (other than funds expended in providing the Services), or (iii) make any payments or disbursements on behalf of Service Recipient, except to the extent Service Recipient has previously delivered to Service Provider sufficient funds to make any such expenditures, payment or disbursement.

Section 2.04. No Assumption or Modification of Obligations. Nothing herein shall be deemed to (i) constitute the assumption by Service Provider or any of its Affiliates, or the agreement to assume, any duties, obligations or liabilities of Service Recipient or its Affiliates whatsoever; or (ii) alter, amend or otherwise modify any obligation of Contura Energy, Alpha Natural Resources or ANR under the Asset Purchase Agreement.

6

Section 2.05. Application of Resources. Unless otherwise expressly required under the terms of any relevant Schedule hereto or the Asset Purchase Agreement, or otherwise agreed to by the Parties in writing, in providing the Services, Service Provider or its Affiliates shall not be obligated to pay any of Service Recipient’s costs related to its or any of its Affiliates’ receipt of the Services.

Section 2.06. Performance of Services. Subject to the other terms (i) in this Agreement setting forth and circumscribing Service Provider’s performance obligations hereunder (including in Sections 2.01, 2.02, 2.03, 2.05, 2.07, 2.08, 2.09 and Article 6) and (ii) in the relevant Schedules hereto, each Service Provider shall perform the Services required to be provided by it hereunder in a manner specifically described in the relevant Schedules hereto, or, to the extent not so described in such Schedules, in a manner that is substantially the same in nature, accuracy, quality, completeness, timeliness, responsiveness and efficiency with how such relevant Services have been rendered to the ANR Business by Alpha Natural Resources or any of its Subsidiaries prior to the Closing Date, or to the CoreCo Business by ANR or any of its Subsidiaries (pro forma for the ReorgCo Transfers) prior to the Closing Date.

Section 2.07. Transition Assistance. In connection with the termination of this Agreement and/or any Services and as requested by the Services Recipient during the Service Term, Service Provider shall provide its good faith cooperation and assistance, at Service Recipient’s expense, in transitioning the provision of Services from Service Provider to Service Recipient or to a successor third party provider, as elected by the Service Recipient.

Section 2.08. Omitted Services; Opt-In Services; Additional Services; Extension of Services Terms.

(a)Omitted Services. If, after the Closing Date and prior to 45 days after the Closing Date, a Party identifies a service that the other Party (pro forma for the ReorgCo Transfers and the transactions contemplated by the Asset Purchase Agreement) previously provided to such Party prior to the Closing Date, but such service was omitted from inclusion in the Services to be received by such first Party under this Agreement (an “Omitted Service”), then, upon the prior written consent of the Party that would be Service Provider of such Omitted Service (which consent shall not be unreasonably withheld), such Omitted Service shall be added and considered as part of the Services to be provided by such Service Provider. The Parties shall cooperate and act in good faith to reach agreement on the fees and other specific terms and conditions applicable to such Omitted Service, provided that if such Omitted Service is substantially similar to any other Service provided by Services Provider under this Agreement, such fees and other specific terms and conditions shall be substantially similar to the fees and other specific terms and conditions applicable to such other Services. Upon the Parties’ agreement on the fees and other specific terms and conditions applicable to an Omitted Service, the Parties shall execute an amendment to this Agreement that provides for the addition of the relevant Schedule, or additions of supplements to the relevant Schedule, in order to describe such Omitted Service and the agreement upon the related fees and other specific terms and conditions applicable thereto.
(b)Additional Services; Extension of Services Terms. In the event that the Parties identify and agree upon (i) an additional service to be provided under this Agreement, as well as the related fees and other specific terms and conditions applicable thereto (an “Additional Service”), or (ii) an extension of any particular Service Term, as well as the related fees and other specific terms and conditions applicable thereto, the Parties shall execute an amendment to this Agreement that provides for the substitution of the relevant Schedule, or additions of supplements to the relevant Schedule, in order to describe such Additional Service or extension, and the agreed upon related fees and other specific terms and conditions applicable thereto.
(c)Opt-In Services. Certain of the Services set forth on the Schedules attached hereto may be designated on such Schedules as “Opt-In Services.” A Service that is designated as an Opt-In Service shall not be provided by the Service Provider and the Fees associated with such Service shall not be payable by the Service Recipient unless and until the Service Recipient provides written notice to the Service Provider electing that such Opt-In Service be provided. Such notice shall specify the Opt-In Service to be provided and the date on which the provision of such Opt-In Service shall commence. Such written notice shall provide at least 15 days’ notice of such commencement date (unless a shorter notice period is specifically provided for in the applicable Schedule attached hereto with respect to such Opt-In Service). For the avoidance of doubt, the Service Recipient may elect that different Opt-In Services be provided commencing on different dates and through the provision of separate written notices (or notice with respect to multiple Opt-In Services) under the terms of this Section 2.08(c). From and after the date of commencement of an Opt-In Service, such Opt-In Service shall constitute a “Service” for all purposes hereof until the termination of such Service in accordance with Article 4.
(d)Impracticability. Service Provider shall not be required to provide any Service to the extent: (A) that the performance of the Services would (i) require Service Provider or any of its Affiliates to violate any Applicable Law; (ii) result in the breach of any software license, lease, or other Contract; or (iii) require prior approval of a Governmental Authority (except to the extent such approval has already been obtained); or (B) provided under Section 14.16; provided that, in any such event, Service Provider will use reasonable best efforts to make alternative arrangements to provide the relevant Service. For the avoidance of doubt, nothing in this (d) shall limit Service Provider’s obligations under Section 2.09.
(e)Project Managers. Each of CoreCo and ANR shall designate at least one individual to whom all communications may be addressed with respect to the CoreCo Provided Services and the ANR Provided Services and who has authority to act for and bind such Party in all aspects with respect to the CoreCo Provided Services and the ANR Provided Services (the “CoreCo Project Manager” and the “ANR Project Manager”, respectively, and collectively the “Project Managers”). The initial CoreCo Project Manager designated by CoreCo shall be Todd Munsey and the initial ANR Project Manager designated by ANR shall be Troy Nichols. Notwithstanding the foregoing in this Section 2.08, the Parties acknowledge and agree that with respect to ordinary course of business communications between the Parties regarding any relevant Service, such communications shall take place between each Party’s representative (or his or her designee) identified under the caption “CONTACTS” on the Schedules hereto.
(f)Cooperation. In the event that there is nonperformance of any Service as a result of (i) a force majeure event described in Section 14.16, or (ii) impracticability pursuant to Section 2.08(d), the Parties agree to work together in good faith to arrange for an alternative means by which the applicable Service Recipient may obtain, at its sole cost and expense, the Service so affected. The Parties shall cooperate with each other in connection with the performance of the Services, including producing on a timely basis all Contracts, documents and other information that is reasonably requested with respect to the performance of Services; provided, however, that such cooperation shall not unreasonably disrupt the normal operations of the Parties.

Section 2.09. Third Party Systems. To the extent that the Services are provided by Service Provider through or using third-party intellectual property rights or IT Systems (“Third Party Systems”), Service Provider shall use commercially reasonable efforts to (a) obtain any necessary consent from Third Party System providers in order to provide the Third Party Systems (so long as no cost or penalty is imposed on Service Provider in connection with obtaining such consent) or (b) if any such consent is not obtained, provide acceptable alternative arrangements to provide the relevant Service for Service Recipient’s purposes, provided that Service Recipient shall reimburse the costs and expenses of such alternative arrangements to Service Provider.

ARTICLE 3
PRICING
Section 3.01. Fees.

(a)Fees. In consideration of Service Provider’s performance of the relevant Services, Service Recipient shall pay to Service Provider the fees prescribed on the relevant Schedules hereto (individually a “Fee” and collectively the “Fees”). For the avoidance of doubt, the Fees prescribed on the relevant Schedules hereto shall be payable irrespective of the actual number of hours expended by Service Provider (or its Affiliates or subcontractors) in providing the applicable Service; provided that, in the event that the number of hours required to provide a Service is substantially higher or lower than the number of hours contemplated in the Schedules with respect to such Service, the Parties shall cooperate and act in good faith to renegotiate the fees applicable to such Service to reasonably reflect the actual number of hours required to provide such Service.
(b)Invoices; Payment Procedures. Service Provider shall invoice Service Recipient on a monthly basis for all Fees accrued with respect to the prior month. Fees shall be payable by Service Recipient within thirty (30) days after Service Recipient’s receipt of an invoice (the “Due Date”). All amounts (i) payable pursuant to the terms of this Agreement shall be paid to Service Provider as directed by Service Provider, and (ii) due and payable hereunder shall be invoiced and paid in U.S. dollars, except as may be expressly provided in any relevant Schedule hereto. A Service Recipient’s obligation to pay any Fees under this Agreement shall be offset against any Fees payable to such Party in its capacity as Service Provider, in respect of the same period. Within five (5) days after invoicing, the Project Managers shall review the invoices for the prior calendar month and agree as to the net balance between each Service Recipient. Such net balance shall be payable by the applicable Service Recipient by the Due Date.
(c)Interest. In the absence of a timely notice of billing dispute in accordance with the provisions of Section 3.02, amounts not paid on or before the Due Date shall be payable with interest, accrued at the then effective Prime Rate plus 2% (the “Default Interest Rate”) (or the maximum legal rate whichever is lower), calculated for the actual number of days elapsed, accrued from the Due Date until the date of the actual receipt of payment.
(d)Taxes. If any Governmental Authority shall impose a tax on the Services rendered to a Service Recipient or its subsidiaries by Service Provider hereunder, Service Recipient agrees to pay, or remit to Service Provider so that Service Provider may pay, the amount of such tax imposed on the Services rendered to Service Recipient or its subsidiaries by Service Provider under this Agreement. Notwithstanding anything to the contrary contained in this Agreement,

Service Recipient shall have no liability for, and shall not be obligated to pay for, any property taxes of any kind or type applicable to the property of Service Provider or any of its subsidiaries or any income taxes of any kind or type applicable to the income of Service Provider or any of its subsidiaries, except as may be expressly provided in any relevant Schedule hereto.
Section 3.02. Payment Disputes. In the event that Service Recipient disputes any invoice or portion thereof, Service Recipient shall provide Service Provider prior to the Due Date written notice of the disputed amounts, together with a statement of the particulars of the dispute, including the calculations with respect to any errors or inaccuracies claimed. Should Service Recipient fail to provide timely evidence of the invoice errors claimed on or before the Due Date, the disputed amounts shall be owed with interest at the Default Interest Rate from the Due Date until payment is received. Should Service Recipient provide the required information on or before the Due Date, the Parties shall proceed as set forth in Article 11 hereof with respect to such disputed amount. If, as determined in accordance with Article 11 hereof, Service Recipient has (i) underpaid the amount actually due, Service Recipient shall remit any amount due within five (5) Business Days after determination of such underpayment, or (ii) overpaid the amount actually due, Service Provider shall remit to Service Recipient any refund within five (5) Business Days after determination of such overpayment, in each case without interest; provided that if such amount due is not paid within five (5) Business Day after the applicable determination, such amount shall be owed with interest at the Default Interest Rate from the date of such determination until payment is received. Notwithstanding any disputed invoice or portion thereof, Service Recipient shall nevertheless pay when due any undisputed amount of such invoice to Service Provider.

ARTICLE 4
SERVICES TERM; TERMINATION

Section 4.01. Services Term. The performance of the Services shall commence on the Closing Date and, unless earlier terminated pursuant to Section 4.02 or 4.03, shall terminate on such date as may be expressly provided for in the relevant Schedule hereto (the “Services Term”).

Section 4.02. Termination. This Agreement or any specific Services, as specified below in this Section 4.02, may be terminated prior to the expiration of the relevant Services Term only as follows:
(a)With respect to all or any CoreCo Provided Services, by ANR by giving a termination notice to CoreCo, provided that (i) the termination will be effective as of the last day of the calendar month immediately following the calendar month in which CoreCo receives such termination notice, and (ii) ANR shall reimburse CoreCo for any and all costs and expenses incurred by CoreCo or any of its Subsidiaries to the extent (but only to the extent) resulting from such early termination by ANR, including internal demobilization or incremental, unplanned severance costs, and early termination fees and other costs incurred in order to terminate or reduce the level of services provided by third parties under Contracts with CoreCo or any of its Subsidiaries, which services are affected by such early termination, such reimbursement to be due and payable on the Due Date following ANR’s receipt of any invoice from CoreCo with respect to such costs and expenses, or, if there are no more Due Dates, within thirty (30) days of ANR’s receipt of such invoice (if requested, CoreCo will promptly provide to ANR an estimate of any such costs and expenses in advance of ANR delivering any termination notice);

(b)With respect to all or any ANR Provided Services, by CoreCo by giving a termination notice to ANR, provided that (i) the termination will be effective as of the last day of the calendar month immediately following the calendar month in which ANR receives such termination notice, and (ii) CoreCo shall reimburse ANR for any and all costs and expenses incurred by ANR or any of its Subsidiaries to the extent (but only to the extent) resulting from such early termination by CoreCo, including internal demobilization or incremental, unplanned severance costs, and early termination fees and other costs incurred in order to terminate or reduce the level of services provided by third parties under Contracts with ANR or any of its Subsidiaries, which services are affected by such early termination, such reimbursement to be due and payable on the Due Date following CoreCo’s receipt of any invoice from ANR with respect to such costs and expenses, or, if there are no more Due Dates, within thirty (30) days of CoreCo’s receipt of such invoice (if requested, ANR will promptly provide to CoreCo an estimate of any such costs and expenses in advance of ANR delivering any termination notice);
(c)With respect to all or any Services that are adversely affected by a breach, by the non-breaching Party if the other Party fails to observe or perform in any material respect any term, obligation, or condition of this Agreement and the defaulting Party does not cure such failure within fifteen (15) days after written demand by the first Party, provided that if the defaulting Party begins promptly and diligently to cure such breach in accordance with this provision and such breach is not capable of being cured within such 15-day period, the defaulting Party shall have up to an additional fifteen (15) days to cure such breach if it demonstrates that it is reasonably capable of curing such breach within such additional 15-day period;
(d)With respect to the entire Agreement, by CoreCo or ANR if the other Party makes a general assignment for the benefit of creditors, or files a voluntary petition in bankruptcy or for reorganization or rearrangement under the Bankruptcy Code, or if a petition in bankruptcy is filed against such other Party and is not dismissed within thirty (30) days after the filing, or if a receiver or trustee is appointed for all or a material portion of the property or assets used by the other Party to perform Services hereunder; provided that, for the avoidance of doubt, the Bankruptcy Case shall not give rise to any right of termination of this Agreement; or
(e)With respect to all or any Services that are adversely affected by a force majeure event as described in Section 14.16, if Service Provider fails to perform in any material respect its obligation to perform any Services as a result of such circumstances of force majeure and such force majeure continues to exist for at least sixty (60) consecutive days.
Section 4.03. Rights and Obligations Upon Termination. Upon expiration of the Services Term or in the event of a termination pursuant to Section 4.02, no Party, nor any of its Affiliates, shall have any liability or further obligation to any other Party or any of its Affiliates pursuant to this Agreement, except: (i) that the provisions of Section 2.07 and Articles 3 (to the extent of amounts accrued thereunder through the date of such expiration or termination), 4, 5, 6, 8, 10, 11, 12, 13 and 14 (as well as in each case associated defined terms) shall survive any such expiration or termination and not be extinguished thereby; and (ii) any Party nevertheless shall be entitled to seek any remedy to which it may be entitled at law or in equity for the violation or breach by the other Party of any agreement, covenant, representation, warranty, or indemnity contained in this Agreement that occurs prior to such expiration or termination.

ARTICLE 5
RETURN OF LEASED PROPERTY OR LICENSED SOFTWARE

Service Recipient shall be liable for all costs and expenses incurred by Service Provider or any of its subsidiaries resulting from any delay or failure of Service Recipient to return as promptly as practicable to Service Provider or any licensor, as applicable, any leased property or licensed software that is included as part of the Services provided to such Service Recipient upon (i) the termination of the relevant Services as provided herein, or (ii) the expiration of the term of the applicable lease or license, provided that Services Provider has provided Service Recipient with at least sixty (60) days prior written notice of such expiration.

ARTICLE 6
DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

EXCEPT AS EXPRESSLY PROVIDED IN SECTION 2.06 OR OTHERWISE IN ANY SCHEDULE HERETO, EACH PARTY ACKNOWLEDGES AND AGREES (I) THAT ALL SERVICES ARE PROVIDED BY SERVICE PROVIDER ON AN “AS IS” BASIS, AND (II) THAT NEITHER SERVICE PROVIDER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATIONS OR WARRANTIES, WHETHER STATUTORY, EXPRESS, OR IMPLIED, TO SERVICE RECIPIENT OR ANY OF ITS AFFILIATES WITH RESPECT TO THE SERVICES, ANY EQUIPMENT OR MATERIALS PROVIDED UNDER THIS AGREEMENT, OR OTHERWISE HEREUNDER, INCLUDING ANY WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR ANY WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE.

ARTICLE 7
INTERNAL CONTROLS AND PROCEDURES

In addition to the record retention requirements of the Asset Purchase Agreement, with respect to the Services for which each Service Provider is responsible, such Service Provider shall maintain and comply with such internal controls and procedures as are agreed by the Parties to be implemented by the Parties to comply with internal controls and procedures or Applicable Law. In the event a Service Recipient requires a change to the internal controls or procedures, or requires the implementation of additional internal controls or procedures, related to the Services required to be provided to such Service Recipient in order for such Service Recipient to comply with changes to Applicable Law, Service Provider shall change or add to such Service Provider’s internal controls or procedures related to such Services as reasonably requested by such Service Recipient; provided, however, in connection with a Service Provider changing or adding to internal controls or procedures as required by the foregoing, Service Recipient shall pay for any and all additional costs and expenses associated with the implementation or maintenance of the applicable change or addition; provided, further, however, that if such change or addition is required for the compliance by both Parties with Applicable Law, the Parties shall negotiate in good faith an equitable sharing of the costs and expenses associated with such change or addition.

ARTICLE 8
BOOKS AND RECORDS; AUDITS

Section 8.01. Books and Records. Each Party shall keep and maintain books, records, accounts and other documents sufficient to reflect accurately and completely the transactions conducted, and all associated costs incurred, pursuant to this Agreement. Such records shall include receipts, invoices, memoranda, vouchers, inventories and accounts pertaining to the Services, as well as complete copies of all contracts, purchase orders, service agreements and other such arrangements entered into in connection therewith. For the avoidance of doubt, this Section 8.01 shall not obligate a Party to maintain books, records, accounts or other documents beyond what such Party customarily maintains in the ordinary course of its business consistent with past practice.

Section 8.02. Audit of Performance. Each Party shall have access to and the right to inspect all records maintained by the other Party directly related to the Services, as is reasonably necessary for the purposes of verifying the other Party’s compliance with this Agreement or any other legitimate purpose, including auditing and verifying costs or expenses claimed to be due and payable hereunder. Such access shall be available at reasonable times on Business Days during business hours and under reasonable conditions with a minimum of at least ten (10) days prior written notice. Each Party shall keep and preserve all such records for a period of at least five (5) year from and after end of the relevant Services Term.

Section 8.03. Audit Assistance. Each Party and its Subsidiaries are or may be subject to audit by Governmental Authorities, such Party’s third party or internal auditor, such Party’s customers, or other Persons that are parties to contracts with such Party, in each case pursuant to Applicable Law, contractual provision, or request of such Party’s board of directors (or its audit committee) (an “Auditing Entity”). If an Auditing Entity exercises its right to audit such first Party’s or any of its Subsidiaries’ books, records, documents, accounting practices or procedures, internal controls and procedures, or operational, financial or legal practices and procedures, and such audit relates to the Services required to be provided to, or from, such first Party hereunder, upon written request of such first Party, the other Party shall, within a reasonable period of time, provide, at the sole cost and expense of such first Party, all assistance, records and access reasonably requested by such first Party in responding to such audits (including documents related to testing methodologies, test results, audit reports of significant findings, and remediation plans with respect to any deficiencies with respect to such other Party’s internal controls or procedures, and work papers of such other Party’s third party or internal auditor that relate to the matter being subject of such audit), to the extent that such assistance, records or access is within the reasonable control of such other Party. If an audit report of a Service Recipient’s third party or internal auditor relating to such audit identifies any deficiencies in a Service Provider’s internal controls and procedures directly related to a Service provided to such Service Recipient, such Service Provider shall, at the sole cost and expense of such Service Recipient, implement such reasonable changes to such Service to correct such deficiencies to ensure compliance with Applicable Law in connection with such Service; provided, however, that if such correction is required for the compliance by both Parties with Applicable Law, the Parties shall negotiate in good faith an equitable sharing of the costs and expenses associated with such correction.

ARTICLE 9
COMPLIANCE WITH LAWS AND GOVERNMENTAL REQUIREMENTS.

The Parties shall comply, and shall cause their Affiliates and their respective employees to comply, with all Applicable Laws and all third party intellectual property rights in the performance of this Agreement; provided that, except where compliance is a component of the applicable Services, Service Provider assumes no responsibility for compliance by Service Recipient with any Applicable Law applicable to Service Recipient, and Service Recipient shall be responsible for securing, and monitoring compliance with, any necessary governmental or regulatory permits, consents, or approvals necessary for receiving the Services; provided, further, that Service Recipient assumes no responsibility for compliance by Service Provider with any Applicable Law applicable to Service Provider, and Service Provider shall be responsible for securing, and monitoring compliance with, any necessary governmental or regulatory permits, consents, or approvals necessary for providing the Services.

ARTICLE 10
LIMITATION OF LIABILITY; INDEMNITY.

(a)Service Provider’s Limitation of Liability. In no event shall a Service Provider or any of its Affiliates have any liability to a Service Recipient or any of its Affiliates whether under this Agreement or otherwise in connection with performance hereunder, including for any error in judgment or any act or omission, except as a result of the gross negligence or willful misconduct of, or infringement of any third party intellectual property rights by, Service Provider or any of its Affiliates.
(b)Service Recipient Indemnity. Service Recipient hereby agrees to indemnify, defend and hold harmless Service Provider and each of its Affiliates from and against any and all claims, losses, demands, liabilities, costs and expenses (including reasonable attorneys’ fees and costs and expenses related thereto) suffered or incurred by Service Provider or any of its Affiliates as a result of or in connection with any third party claims arising from Service Provider’s or any of its Affiliates’ performance of the Services hereunder, except to the extent such third party claims are based in whole or in part on Service Provider’s or any of its Affiliates’ gross negligence or willful misconduct or infringement of any third-party intellectual property rights in performing the Services.
(c)Service Provider Indemnity. Service Provider hereby agrees to indemnify, defend and hold harmless Service Recipient and each of its Affiliates from and against any and all claims, losses, demands, liabilities, costs and expenses (including reasonable attorney’s fees and costs and expenses related thereto) suffered or incurred by Service Recipient or any of its Affiliates as a result of, or in connection with, any third party claims to the extent caused by the gross negligence or willful misconduct of, or the infringement of any third-party intellectual property rights by, Service Provider or any of its Affiliates in performing the Services.
(d)Waiver of Certain Damages. Neither Party nor any of their respective Affiliates shall be liable for any loss of profits, loss of business, loss of use or of data, interruption of business, or for indirect, special, punitive, exemplary, incidental or consequential damages of any kind whether under this Agreement or otherwise in connection with performance hereunder, even if the other Party has been advised of the possibility of such damages.

ARTICLE 11
DISPUTE RESOLUTION AND ESCALATION

The Parties agree to undertake reasonable efforts to resolve in good faith any dispute arising out of or relating to this Agreement. Should such a dispute arise, the Parties shall proceed with the following dispute resolution and escalation procedures:

Section 11.01. Project Manager Level. First, the applicable Project Managers will promptly negotiate in good faith to resolve the matter. If these individuals cannot resolve the matter within ten (10) Business Days, or such longer period as the Parties may agree, then the dispute will be subject to Section 11.02.

Section 11.02. Executive Level. In the event a dispute is not resolved by the Project Managers in accordance with Section 11.01, Mark M. Manno, on behalf of CoreCo and Andrew B. McCallister, on behalf of ANR (each, and any replacements of either of them pursuant to the last sentence of this Section 11.02, an “Executive”) will communicate in good faith to resolve the issue within ten (10) Business Days of receipt of such escalation. In the event that the issue has not been resolved within such ten (10) Business Day period, or such longer period as the Parties may agree, either Party may pursue whatever legal remedies it may have in accordance with this Agreement. Each Party may designate a different executive of comparable seniority to participate in this resolution process by providing written notice of such designation to the other Party, and shall do so in the event one of the Executives no longer serves in an appropriate capacity at CoreCo or ANR as applicable.

ARTICLE 12
PROPERTY RIGHTS

Section 12.01. The Parties acknowledge and agree that nothing in this Agreement is intended to transfer any right, title, or interest in or to any tangible, intangible, real or personal property (including any and all intellectual property rights). Notwithstanding any materials, deliverables, or other products that may be created or developed by Service Provider or its Affiliates from the date hereof through the expiration or termination of the Services Term, Service Provider does not convey hereunder, nor does Service Recipient or any of its Affiliates obtain hereunder, any right, title, or interest in or to any of Service Provider’s or any of its Affiliates’ equipment, materials, deliverables, products, or any other rights or property used to provide the Services, except for the limited licenses expressly granted under this Section 12. All customer and personnel data, files and input and output materials and the media upon which they are located that are supplied by Service Recipient or any of its Affiliates in connection with this Agreement shall remain Service Recipient’s or such Affiliate’s property, respectively, and Service Provider shall not have any rights or interests with respect thereto, except for the limited licenses expressly granted under this Section 12.

Section 12.02. Subject to the terms and conditions of this Agreement, Service Provider hereby grants, and shall cause its Affiliates to grant, to Service Recipient and its Subsidiaries, a non-exclusive, non-transferable, non-sublicensable, royalty free, fully paid-up limited license and right, during the Services Term, to use any and all intellectual property rights (other than trademarks, trade names or trade dress) that are owned or licensable (without the consent of or payment to any third party) by Service Provider or its Affiliates, in each case solely to the extent necessary for the receipt, access and use of the applicable Services by Service Recipient and its Subsidiaries (and for no other purpose).

Section 12.03. Subject to the terms and conditions of this Agreement, Service Recipient hereby grants, and shall cause its Subsidiaries to grant, to Service Provider and its Affiliates, a non-exclusive, non-transferable, non-sublicensable, royalty free, fully paid up, limited license, during the Services Term, to use any and all intellectual property rights (other than trademarks, trade names or trade dress) that are owned or licensable (without the consent of or payment to any third party) by Service Recipient or its Subsidiaries, in each case solely to the extent necessary for the provision of the applicable Services by Service Provider and its Affiliates (and for no other purpose).
ARTICLE 13
CONFIDENTIAL INFORMATION

Each Party shall maintain the confidentiality of information of the other Party disclosed in connection with the Services in accordance with Section 7.08 of the Purchase Agreement.

ARTICLE 14
MISCELLANEOUS

Section 14.01. Complete Agreement; Construction. This Agreement, including the Schedules attached to the body of this Agreement, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. In the event of any conflict between the terms and conditions of the body of this Agreement and the terms and conditions of any Schedule hereto, the terms and conditions of such Schedule shall control. In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of the Asset Purchase Agreement or any other Transaction Documents, the terms and conditions of the Asset Purchase Agreement shall control in the former case and the terms and conditions of this Agreement shall control in the latter case.

Section 14.02. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Parties. Until and unless each Party has received a counterpart hereof signed by the other Parties, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 14.03. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

Section 14.04. Notices. All notices, requests and other communications to any Party shall be in writing (including facsimile transmission) and shall be given,

If to CoreCo, to:

Contura Energy, Inc.
P.O. Box 848
Bristol, TN 37621-0848
Attention: Legal Department
Facsimile No.: (276) 628-3116 (until August 30, 2016)
(423) 573-0448 (after August 30, 2016)

with a copy to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention: William Taylor
Damian Schaible
Lee Hochbaum
Facsimile No.: (212) 701-5800

If to ANR, to:

ANR, Inc.
300 Running Right Way
P.O. Box 261
Attention: Legal Department
Facsimile No.: (304) 369-8699

with a copy to:

Jones Day
1420 Peachtree Street, N.E., Suite 800
Atlanta, GA 30309-3053
Attention: Jeffrey B. Ellman
Facsimile No.: (404) 581-8330

or such other address or facsimile number as such Party may hereafter specify for the purpose by notice to the other Party. All notices and other communications given in accordance with the provisions of this Agreement shall be deemed to have been given and received when delivered by hand or transmitted by facsimile (with confirmation of transmission), three Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested or one Business Day after the same are sent by a reliable overnight courier service, with acknowledgement of receipt.

Section 14.05. Amendments and Waivers.

(a)Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party, or in the case of a waiver, by the Party against whom the waiver is to be effective.
(b)No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
Section 14.06. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns; provided that no Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other Party.

Section 14.07. Subsidiaries. Each of the Parties shall cause to be performed all actions, agreements and obligations set forth herein to be performed by any Subsidiary or Affiliate of such Party or by any entity that becomes a Subsidiary or Affiliate of such Party (including any entity that becomes a Subsidiary or Affiliate of such Party pursuant to the Restructuring Steps).

Section 14.08. Third Party Beneficiaries. No provision of this Agreement is intended to confer any rights, benefits, remedies, or liabilities hereunder upon any Person other than the Parties and their respective successors and assigns

Section 14.09. Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 14.10. Schedules. The Schedules attached hereto are incorporated herein by reference and shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

Section 14.11. Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

Section 14.12. Jurisdiction. To the fullest extent permitted by Applicable Law, the Parties (a) agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought (i) in the Bankruptcy Court, if brought prior to the entry of a final decree closing the Bankruptcy Case and (ii) in the Chancery Court of the State of Delaware (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware or, in the case of claims to which the federal courts have exclusive subject matter jurisdiction, any federal court of the United States sitting in the State of Delaware) (the “Delaware Courts”), if brought after entry of such final decree closing the Bankruptcy Case, and shall not be brought, in each case, in any other state or federal court in the United States, (b) agree to submit to the exclusive jurisdiction of the Bankruptcy Court or the Delaware Courts, as applicable, pursuant to the preceding clauses (a) (i) and (a) (ii), for purposes of all suits, actions or proceedings arising out of, or in connection with this Agreement and (c) waive and agree not to assert any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 14.4 shall be deemed effective service of process on such.

Section 14.13. Specific Performance. The Parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur if the Parties do not perform any provision of this Agreement in accordance with the terms hereof, or otherwise breach any such provision, and that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that (i) there is adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 14.14. Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 14.15. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be provided as originally contemplated to the fullest extent possible.

Section 14.16. Force Majeure.

(a)Either Party shall be excused from the performance of its obligations if, and to the extent that, and for the period during which, performance of those obligations is delayed or prevented by force majeure including fires, floods, Acts of God, extremes of weather, earthquakes, tornadoes, or similar occurrences; wrecks or transportation delays; riot, insurrection or other hostilities; embargo; fuel or energy shortage; strikes; or inability to obtain necessary labor, materials or utilities; but not including any interruption of service, delays or failure to perform due to such Party’s failure to implement suitable business continuity plans or a failure of such Party’s IT Systems (other than failures which are themselves caused by force majeure).
(b)Any delays, interruptions or failure to perform caused by the occurrences described in Section 14.16(a) shall not be deemed to be a breach or failure to perform under this Agreement; provided, however, (i) in the event that either Party is unable to perform its obligations under this Agreement as a result of the occurrences described in Section 14.16(a), if reasonably required for the migration of any Services materially affected, the Service Term for such Services will be extended for a period of time commensurate with the duration of such delay, interruption or failure but solely to the extent necessary to migrate such Service and provided that Service Recipient continues to use commercially reasonable efforts to promptly migrate such Service and (ii) no fees (other than third party pass-through costs) shall be payable for any affected Service for the period during which performance of such Service is delayed or prevented.
(c)Each Party shall promptly notify the other, upon learning of the occurrence of any of the events described in Section 14.16(a) and the Party whose performance hereunder is affected shall use its commercially reasonable efforts to mitigate and eliminate the force majeure in order to resume performance as soon as possible.
Section 14.17. References; Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person (including, in the case of Alpha Natural Resources, the limited liability company successor resulting from the conversion of Alpha Natural Resources, Inc. to a limited liability company pursuant to the Asset Purchase Agreement). References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any and all Applicable Laws.

Section 14.18. Status of Service Provider as Independent Contractor. Each Service Recipient expressly acknowledges that each Service Provider, its Affiliates, and each of their respective employees, agents, subcontractors and representatives are “independent contractors,” and nothing in this Agreement is intended and nothing shall be construed to create an employer/employee, partnership, joint venture or other similar relationship between any Service Recipient and Service Provider, its Affiliates, or each of their respective employees, agents, subcontractors and representatives. In addition, each Service Provider shall have the authority and responsibility to elect the means, manner and method of performing the Services required to be provided by it under this Agreement. This Agreement shall not be interpreted or construed to create an association, joint venture, partnership, or agency between the Parties or to impose any partnership or fiduciary obligation or related liability upon any Party.

Section 14.19. Independent Surface Mining and Reclamation Operations. Nothing in this Agreement is intended, and this Agreement shall not be construed, to mean that ANR or CoreCo (i) has the authority, directly or indirectly, to determine the manner in which the other conducts surface mining and reclamation operations or (ii) otherwise owns or controls the other. The Parties acknowledge and agree that the relationship between the ANR and CoreCo established by this Agreement is merely for the temporary exchange of administrative and other similar ministerial services, and temporary ministerial collaboration, in each case solely to the extent necessary to effectuate the Asset Purchase Agreement and the transactions contemplated therein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties caused this Transition Services Agreement to be duly executed as of the day and year first above written.

CONTURA ENERGY, INC.
By:	/s/ John S. DeGroote
Name: John S. DeGroote
Title: President & Secretary

ALPHA NATURAL RESOURCES, INC.
By:	/s/ Andrew Eidson
Name: Andrew Eidson
Title: Executive Vice President, Chief Financial Officer and Treasurer

ANR, INC.
By:	/s/ David J. Stetson
Name: David J. Stetson
Title: President and Chief Executive Officer

[Signature Page to Transition Services Agreement]

Schedule I

This Schedule lists Services to be provided by CoreCo (“Core”) to ANR (“Reorg”)

Service flow:	Core to Reorg
Service number:	1

Transition service title:	Monthly close support
Service period in days:	60

Provider company:	Core
Provider department:	Accounting (including BP&A)
Provider contact job title:	Controller
Provider contact name:	Todd Munsey

Receiver company:	Reorg
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Controller
Receiver contact name:	Roger Ketron

Monthly level provided:	370 hours
Level of provider:	L4
Monthly value of service:	$29,031

Service flow:	Core to Reorg
Service number:	2

Transition service title:	Financial reporting
Service period in days:	60

Provider company:	Core
Provider department:	Accounting (including BP&A)
Provider contact job title:	Dir. Corporate Accounting & Reporting
Provider contact name:	Cristina Perez

Receiver company:	Reorg
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Dir. Corporate Accounting & Reporting
Receiver contact name:	Megan Meador

Monthly level provided:	27 hours
Level of provider:	L3
Monthly value of service:	$2,692

Service flow:	Core to Reorg
Service number:	3

Transition service title:	ARO support
Service period in days:	60

Provider company:	Core
Provider department:	Accounting (including BP&A)
Provider contact job title:	Dir. General Accounting
Provider contact name:	Kristy Edwards

Receiver company:	Reorg
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Dir. Corporate Accounting & Reporting
Receiver contact name:	Megan Meador

Monthly level provided:	30 hours
Level of provider:	L4
Monthly value of service:	$2,354

Service flow:	Core to Reorg
Service number:	4

Transition service title:	Corporate Acctg
Service period in days:	60

Provider company:	Core
Provider department:	Accounting (including BP&A)
Provider contact job title:	Dir. Corporate Accounting & Reporting
Provider contact name:	Cristina Perez

Receiver company:	Reorg
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Dir. Corporate Accounting & Reporting
Receiver contact name:	Megan Meador

Monthly level provided:	20 hours
Level of provider:	L4
Monthly value of service:	$1,569

Service flow:	Core to Reorg
Service number:	5

Transition service title:	Fresh-start Acctg
Service period in days:	60

Provider company:	Core
Provider department:	Accounting (including BP&A)
Provider contact job title:	Controller
Provider contact name:	Todd Munsey

Receiver company:	Reorg
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Controller
Receiver contact name:	Roger Ketron

Monthly level provided:	167 hours
Level of provider:	L3
Monthly value of service:	$16,827

Service flow:	Core to Reorg
Service number:	6

Transition service title:	Sales/AR Acctg
Service period in days:	60

Provider company:	Core
Provider department:	Accounting (including BP&A)
Provider contact job title:	Sr. Manager
Provider contact name:	Randy Philips

Receiver company:	Reorg
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Dir. Revenue and Inventory
Receiver contact name:	Robert Hutton

Monthly level provided:	20 hours
Level of provider:	L4
Monthly value of service:	$1,569

Service flow:	Core to Reorg
Service number:	7

Transition service title:	Acquisition Accounting
Service period in days:	90

Provider company:	Core
Provider department:	Accounting (including BP&A)
Provider contact job title:	SVP technical accounting
Provider contact name:	Alan Jones

Receiver company:	Reorg
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Controller
Receiver contact name:	Roger Ketron

Monthly level provided:	100 hours
Level of provider:	L3
Monthly value of service:	$10,096

Service flow:	Core to Reorg
Service number:	8

Transition service title:	Tax Basis/Attribute Refresh
Service period in days:	60

Provider company:	Core
Provider department:	Accounting (including BP&A)
Provider contact job title:	Controller
Provider contact name:	Todd Munsey

Receiver company:	Reorg
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Controller
Receiver contact name:	Roger Ketron

Monthly level provided:	86 hours
Level of provider:	L3
Monthly value of service:	$8,683

Service flow:	Core to Reorg
Service number:	9

Transition service title:	Environmental - EPA CD report
Service period in days:	90

Provider company:	Core
Provider department:	Environmental
Provider contact job title:	VP-Environmental, Environmental Compliance Managers, and GMs
Provider contact name:	John Paul Jones

Receiver company:	Reorg
Receiver department:	Environmental
Receiver contact job title:	VP-Environmental
Receiver contact name:	Shelley Surles

Monthly level provided:	8 hours
Level of provider:	L4
Monthly value of service:	$588

Service flow:	Core to Reorg
Service number:	10

Transition service title:	Environmental - KY operations
Service period in days:	0

Provider company:	Core
Provider department:	Environmental
Provider contact job title:	VP - Environmental
Provider contact name:	John Paul Jones

Receiver company:	Reorg
Receiver department:	Environmental
Receiver contact job title:	VP-Environmental
Receiver contact name:	Russ Lambert

Monthly level provided:	0 hours (inactive)
Level of provider:	L4
Monthly value of service:	$0

Service flow:	Core to Reorg
Service number:	11

Transition service title:	HR Employee Files
Service period in days:	0

Provider company:	Core
Provider department:	HR
Provider contact job title:	Manager HR
Provider contact name:	Sherry Bowers

Receiver company:	Reorg
Receiver department:	HR
Receiver contact job title:	Manager Benefits
Receiver contact name:	Amy Perrigan

Monthly level provided:	0 hours (inactive)
Level of provider:	L4
Monthly value of service:	$0

Service flow:	Core to Reorg
Service number:	12

Transition service title:	Bonus Calculation Support/OSEB/Cash Retention/LTIP
Service period in days:	90

Provider company:	Core
Provider department:	HR
Provider contact job title:	Sr. Dir-HR
Provider contact name:	Logan Bateman

Receiver company:	Reorg
Receiver department:	HR
Receiver contact job title:	Director HR
Receiver contact name:	Jeff Gillenwater and Judy Hill

Monthly level provided:	7 hours
Level of provider:	L3
Monthly value of service:	$673

Service flow:	Core to Reorg
Service number:	13

Transition service title:	Severance & WARN Payments
Service period in days:	30

Provider company:	Core
Provider department:	HR
Provider contact job title:	Sr. Dir-HR
Provider contact name:	Logan Bateman

Receiver company:	Reorg
Receiver department:	HR
Receiver contact job title:	Director HR
Receiver contact name:	Jeff Gillenwater and Judy Hill

Monthly level provided:	5 hours
Level of provider:	L3
Monthly value of service:	$505

Service flow:	Core to Reorg
Service number:	14

Transition service title:	HR Data Processes
Service period in days:	60

Provider company:	Core
Provider department:	HR
Provider contact job title:	Manager HR
Provider contact name:	Sherry Bowers

Receiver company:	Reorg
Receiver department:	HR
Receiver contact job title:	HR Rep
Receiver contact name:	Whitney Cole

Monthly level provided:	3 hours
Level of provider:	L4
Monthly value of service:	$262

Service flow:	Core to Reorg
Service number:	15

Transition service title:	Compensation support
Service period in days:	60

Provider company:	Core
Provider department:	HR
Provider contact job title:	VP HR
Provider contact name:	Burke Vander Lind

Receiver company:	Reorg
Receiver department:	HR
Receiver contact job title:	VP HR
Receiver contact name:	Judy Hill

Monthly level provided:	3 hours
Level of provider:	L2
Monthly value of service:	$542

Service flow:	Core to Reorg
Service number:	16

Transition service title:	HR/federal contractor compliance support
Service period in days:	90

Provider company:	Core
Provider department:	HR
Provider contact job title:	Sr. Dir-HR
Provider contact name:	Logan Bateman

Receiver company:	Reorg
Receiver department:	HR
Receiver contact job title:	Director HR
Receiver contact name:	Chris Matras

Monthly level provided:	5 hours
Level of provider:	L4
Monthly value of service:	$392

Service flow:	Core to Reorg
Service number:	17

Transition service title:	Payroll support
Service period in days:	60

Provider company:	Core
Provider department:	HR
Provider contact job title:	Sr. Director Payroll and HRIS
Provider contact name:	Jen Gambill

Receiver company:	Reorg
Receiver department:	HR
Receiver contact job title:	Director Payroll
Receiver contact name:	Melissa Stanley

Monthly level provided:	7 hours
Level of provider:	L4
Monthly value of service:	$523

Service flow:	Core to Reorg
Service number:	18

Transition service title:	General IT Support, Knowledge, and Expertise
Service period in days:	210

Provider company:	Core
Provider department:	IT
Provider contact job title:	VP IT
Provider contact name:	Becky Price

Receiver company:	Reorg
Receiver department:	IT
Receiver contact job title:	Sr. Director IT
Receiver contact name:	Jeff Bauserman

Monthly level provided:	5 hours
Level of provider:	L2
Monthly value of service:	$813

Service flow:	Core to Reorg
Service number:	19

Transition service title:	Disaster Recovery Support Knowledge, and Expertise
Service period in days:	210

Provider company:	Core
Provider department:	IT
Provider contact job title:	Director of IT support
Provider contact name:	Jeff Cochrane

Receiver company:	Reorg
Receiver department:	IT
Receiver contact job title:	Sr. Director IT
Receiver contact name:	Johnathan Hall

Monthly level provided:	12 hours
Level of provider:	L3
Monthly value of service:	$1,212

Service flow:	Core to Reorg
Service number:	20

Transition service title:	Infrastructure Support
Service period in days:	150

Provider company:	Core
Provider department:	IT
Provider contact job title:	VP IT
Provider contact name:	Becky Price

Receiver company:	Reorg
Receiver department:	IT
Receiver contact job title:	Sr. Director IT
Receiver contact name:	Jeff Bauserman

Monthly level provided:	160 hours
Level of provider:	L4
Monthly value of service:	$12,554

Service flow:	Core to Reorg
Service number:	21

Transition service title:	Client Services Support
Service period in days:	60

Provider company:	Core
Provider department:	IT
Provider contact job title:	VP IT
Provider contact name:	Becky Price

Receiver company:	Reorg
Receiver department:	IT
Receiver contact job title:	Sr. Director IT
Receiver contact name:	Jeff Bauserman

Monthly level provided:	50 hours
Level of provider:	L4
Monthly value of service:	$3,923

Service flow:	Core to Reorg
Service number:	22

Transition service title:	IT Policy Updates
Service period in days:	60

Provider company:	Core
Provider department:	IT
Provider contact job title:	Manager IT risk and administration
Provider contact name:	Suzanne Owens

Receiver company:	Reorg
Receiver department:	IT
Receiver contact job title:	Sr. Director IT
Receiver contact name:	Jeff Bauserman

Monthly level provided:	30 hours
Level of provider:	L4
Monthly value of service:	$2,354

Service flow:	Core to Reorg
Service number:	23

Transition service title:	IT Audit Support
Service period in days:	0

Provider company:	Core
Provider department:	IT
Provider contact job title:	Manager IT risk and administration
Provider contact name:	Suzanne Owens

Receiver company:	Reorg
Receiver department:	IT
Receiver contact job title:	Sr. Director IT
Receiver contact name:	Jeff Bauserman

Monthly level provided:	0 hours (inactive)
Level of provider:	L4
Monthly value of service:	$0

Service flow:	Core to Reorg
Service number:	24

Transition service title:	Delta and Oracle Support
Service period in days:	210

Provider company:	Core
Provider department:	IT
Provider contact job title:	Director of IT applications
Provider contact name:	Brad Bateman

Receiver company:	Reorg
Receiver department:	IT
Receiver contact job title:	Director of IT applications
Receiver contact name:	John Talbert

Monthly level provided:	15 hours
Level of provider:	L3
Monthly value of service:	$1,514

Service flow:	Core to Reorg
Service number:	25

Transition service title:	Trax knowledge and data access - Knowledge sharing around information in Tracts, contractual data, lease agreements
Service period in days:	180

Provider company:	Core
Provider department:	Land
Provider contact job title:	Manager
Provider contact name:	Vicki Duffy

Receiver company:	Reorg
Receiver department:	Land
Receiver contact job title:	Manager
Receiver contact name:	Michael Blackburn

Monthly level provided:	22 hours
Level of provider:	L4
Monthly value of service:	$1,687

Service flow:	Core to Reorg
Service number:	26

Transition service title:	General land support - Includes support from Core Land management to Reorg Land management (including Enterprise)
Service period in days:	180

Provider company:	Core
Provider department:	Land
Provider contact job title:	SVP Land
Provider contact name:	Scott Kreutzer

Receiver company:	Reorg
Receiver department:	Land
Receiver contact job title:	Manager
Receiver contact name:	Michael Blackburn

Monthly level provided:	34 hours
Level of provider:	L3
Monthly value of service:	$3,473

Service flow:	Core to Reorg
Service number:	27

Transition service title:	Mapping support and data
Service period in days:	180

Provider company:	Core
Provider department:	Land
Provider contact job title:	Coordinator
Provider contact name:	Spencer Young

Receiver company:	Reorg
Receiver department:	Land
Receiver contact job title:	Manager
Receiver contact name:	Michael Blackburn

Monthly level provided:	13 hours
Level of provider:	L5+
Monthly value of service:	$714

Service flow:	Core to Reorg
Service number:	28

Transition service title:	Training and support for New River Energy
Service period in days:	180

Provider company:	Core
Provider department:	Land
Provider contact job title:	Manager
Provider contact name:	Jim Cappucci

Receiver company:	Reorg
Receiver department:	Land
Receiver contact job title:	Manager
Receiver contact name:	Michael Blackburn

Monthly level provided:	13 hours
Level of provider:	L4
Monthly value of service:	$1,012

Service flow:	Core to Reorg
Service number:	29

Transition service title:
Assist and train the ReorgCo Legal Department in providing assistance and advice to the ReorgCo Land Department/Operations/Sourcing regarding the formation and administration of legal instruments related to land, coal reserves and other real property interests as well as the procurement of goods and services

Service period in days:	60

Provider company:	Core
Provider department:	Legal
Provider contact job title:	Attorney
Provider contact name:	Frank Harrington

Receiver company:	Reorg
Receiver department:	Legal
Receiver contact job title:	Attorney
Receiver contact name:	Phil Monroe

Monthly level provided:	10 hours
Level of provider:	L2
Monthly value of service:	$1,627

Service flow:	Core to Reorg
Service number:	30

Transition service title:
Assist and train the ReorgCo Legal Department in providing assistance and advice to the Benefits Committee and the Benefits Department in designing and administering employee benefit plans (including the 3 defined benefit pension plans)

Service period in days:	90

Provider company:	Core
Provider department:	Legal
Provider contact job title:	Attorney
Provider contact name:	Suzan Moore

Receiver company:	Reorg
Receiver department:	Legal
Receiver contact job title:	Attorney
Receiver contact name:	Phil Monroe

Monthly level provided:	10 hours
Level of provider:	L2
Monthly value of service:	$1,627

Service flow:	Core to Reorg
Service number:	31

Transition service title:	Assist and train the ReorgCo Legal Department in performing the Corporate secretarial function
Service period in days:	90

Provider company:	Core
Provider department:	Legal
Provider contact job title:	Attorney
Provider contact name:	Mark Manno & Will Phillips

Receiver company:	Reorg
Receiver department:	Legal
Receiver contact job title:	Attorney
Receiver contact name:	Drew McCallister

Monthly level provided:	4 hours
Level of provider:	L2
Monthly value of service:	$651

Service flow:	Core to Reorg
Service number:	32

Transition service title:	Assist and train the ReorgCo Legal Department in providing assistance and advice to company departments with regard to internal company policies and procedures
Service period in days:	0

Provider company:	Core
Provider department:	Legal
Provider contact job title:	Attorney
Provider contact name:	Will Phillips & Suzan Moore

Receiver company:	Reorg
Receiver department:	Legal
Receiver contact job title:	Attorney
Receiver contact name:	Drew McCallister & Phil Monroe

Monthly level provided:	0 hours (inactive)
Level of provider:	L2
Monthly value of service:	$0

Service flow:	Core to Reorg
Service number:	33

Transition service title:	Assist and train the ReorgCo Legal Department to support the Corporate Secretary Functions and Activities - Board of Directors/Managers/Trustees
Service period in days:	90

Provider company:	Core
Provider department:	Legal
Provider contact job title:	Assist. To Corp. Sec.
Provider contact name:	Jessica Clevinger

Receiver company:	Reorg
Receiver department:	Legal
Receiver contact job title:	Paralegal
Receiver contact name:	Kacee Hodge

Monthly level provided:	10 hours
Level of provider:	L5+
Monthly value of service:	$554

Service flow:	Core to Reorg
Service number:	34

Transition service title:	Assist and train the CoreCo Legal Department to provide Legal-Assistant/Paralegal Support Functions and Activities, Especially File and Systems Mgmt.
Service period in days:	0

Provider company:	Core
Provider department:	Legal
Provider contact job title:	Attorney/Legal Assistant
Provider contact name:	Will Phillips & Lisa Cook

Receiver company:	Reorg
Receiver department:	Legal
Receiver contact job title:	Paralegal
Receiver contact name:	Kacee Hodge

Monthly level provided:	0 hours (inactive)
Level of provider:	L5+
Monthly value of service:	$0

Service flow:	Core to Reorg
Service number:	35

Transition service title:	Assist and train the ReorgCo Legal Department in addressing intellectual property matters.
Service period in days:	0

Provider company:	Core
Provider department:	Legal
Provider contact job title:	Attorney
Provider contact name:	Will Phillips

Receiver company:	Reorg
Receiver department:	Legal
Receiver contact job title:	Attorney
Receiver contact name:	Drew McCallister

Monthly level provided:	0 hours (inactive)
Level of provider:	L2
Monthly value of service:	$0

Service flow:	Core to Reorg
Service number:	36

Transition service title:	Assistance for the transition of litigation matters
Service period in days:	90

Provider company:	Core
Provider department:	Legal
Provider contact job title:	Attorney
Provider contact name:	Frank Harrington

Receiver company:	Reorg
Receiver department:	Legal
Receiver contact job title:	Attorney
Receiver contact name:	Phil Monroe

Monthly level provided:	7 hours
Level of provider:	L2
Monthly value of service:	$1,085

Service flow:	Core to Reorg
Service number:	37

Transition service title:	AMP Support - Oracle Related Expertise
Service period in days:	180

Provider company:	Core
Provider department:	Other
Provider contact job title:	Director Maintenane
Provider contact name:	Cullen Medley

Receiver company:	Reorg
Receiver department:	Other
Receiver contact job title:	VP - Maintenance
Receiver contact name:	TBD

Monthly level provided:	10 hours
Level of provider:	L4
Monthly value of service:	$785

Service flow:	Core to Reorg
Service number:	38

Transition service title:	Sourcing ERP Support
Service period in days:	90

Provider company:	Core
Provider department:	Sourcing
Provider contact job title:	Director- Sourcing Admin
Provider contact name:	Allen Peppler

Receiver company:	Reorg
Receiver department:	Sourcing
Receiver contact job title:	Manager-Contract Admin
Receiver contact name:	Donald Robinson

Monthly level provided:	44 hours
Level of provider:	L3
Monthly value of service:	$4,442

Service flow:	Core to Reorg
Service number:	39

Transition service title:	Strategic Sourcing Knowledge
Service period in days:	60

Provider company:	Core
Provider department:	Sourcing
Provider contact job title:	Director-Strategic Sourcing
Provider contact name:	Danny Hinkle

Receiver company:	Reorg
Receiver department:	Sourcing
Receiver contact job title:	SVP-Strategic Sourcing
Receiver contact name:	Macs Hall

Monthly level provided:	44 hours
Level of provider:	L3
Monthly value of service:	$4,442

Service flow:	Core to Reorg
Service number:	40

Transition service title:	WY Gross Products Return Support
Service period in days:	60

Provider company:	Core
Provider department:	Accounting (including BP&A)
Provider contact job title:	Regional Controller
Provider contact name:	Tammy Okray

Receiver company:	Reorg
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Controller
Receiver contact name:	Roger Ketron

Monthly level provided:	20 hours
Level of provider:	L3
Monthly value of service:	$2,019

Service flow:	Core to Reorg
Service number:	41

Transition service title:	PAC closure with FEC
Service period in days:	0

Provider company:	Core
Provider department:	Communications
Provider contact job title:	Manager – Corporate Communications & PAC Admin.
Provider contact name:	Teresa Anderson

Receiver company:	Reorg
Receiver department:	Legal
Receiver contact job title:	Paralegal
Receiver contact name:	Kacee Hodge

Monthly level provided:	0 hours (inactive)
Level of provider:	L4
Monthly value of service:	$0

Service flow:	Core to Reorg
Service number:	42

Transition service title:	Finalize, wind down, and delivery of Bristol office building
Service period in days:	60

Provider company:	Core
Provider department:	Land
Provider contact job title:	SVP Land
Provider contact name:	Scott Kreutzer

Receiver company:	Reorg
Receiver department:	N/A (landlord)
Receiver contact job title:	N/A (landlord)
Receiver contact name:	N/A (landlord)

Monthly level provided:	0 hours (no charge)
Level of provider:	L4
Monthly value of service:	$0

Schedule II

This Schedule lists Services to be provided by ANR (“Reorg”) to CoreCo (“Core”).

Service flow:	Reorg to Core
Service number:	1

Transition service title:	Income Tax Preparation
Service period in days:	90

Provider company:	Reorg
Provider department:	Accounting (including BP&A)
Provider contact job title:	Sr. Manager
Provider contact name:	Amy McKinney

Receiver company:	Core
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Sr. Manager
Receiver contact name:	Anita Fore

Monthly level provided:	80 hours
Level of provider:	L3
Monthly value of service:	$8,077

Service flow:	Reorg to Core
Service number:	2

Transition service title:	Field AP and accounting support
Service period in days:	30

Provider company:	Reorg
Provider department:	Accounting (including BP&A)
Provider contact job title:	Manager
Provider contact name:	Kahla McClure

Receiver company:	Core
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Controller
Receiver contact name:	Tammy Okray/Dean Swaney

Monthly level provided:	320 hours
Level of provider:	L4
Monthly value of service:	$25,108

Service flow:	Reorg to Core
Service number:	3

Transition service title:	Sales & Property Tax
Service period in days:	90

Provider company:	Reorg
Provider department:	Accounting (including BP&A)
Provider contact job title:	Sr. Accountant
Provider contact name:	Pam Foleno

Receiver company:	Core
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Controller
Receiver contact name:	Todd Munsey

Monthly level provided:	20 hours
Level of provider:	L4
Monthly value of service:	$1,569

Service flow:	Reorg to Core
Service number:	4

Transition service title:	Monthly close support
Service period in days:	60

Provider company:	Reorg
Provider department:	Accounting (including BP&A)
Provider contact job title:	Monthly close support
Provider contact name:	Roger Ketron

Receiver company:	Core
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Controller
Receiver contact name:	Todd Munsey

Monthly level provided:	144 hours
Level of provider:	L4
Monthly value of service:	$11,298

Service flow:	Reorg to Core
Service number:	5

Transition service title:	Freight/Inventory Acctg
Service period in days:	60

Provider company:	Reorg
Provider department:	Accounting (including BP&A)
Provider contact job title:	Dir. Revenue and Inventory
Provider contact name:	Robert Hutton

Receiver company:	Core
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Dir. General Accounting
Receiver contact name:	Kristy Edwards

Monthly level provided:	20 hours
Level of provider:	L4
Monthly value of service:	$1,569

Service flow:	Reorg to Core
Service number:	6

Transition service title:	A/P and A/R Support
Service period in days:	60

Provider company:	Reorg
Provider department:	Accounting (including BP&A)
Provider contact job title:	Dir. General Accounting
Provider contact name:	Eddie Guy

Receiver company:	Core
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Dir. General Accounting
Receiver contact name:	Kristy Edwards

Monthly level provided:	57 hours
Level of provider:	L4
Monthly value of service:	$4,446

Service flow:	Reorg to Core
Service number:	7

Transition service title:	A/P Support (paying and getting reimbursed for invoices)
Service period in days:	30

Provider company:	Reorg
Provider department:	Accounting (including BP&A)
Provider contact job title:	Manager
Provider contact name:	Kahla McClure

Receiver company:	Core
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Dir. General Accounting
Receiver contact name:	Kristy Edwards

Monthly level provided:	24 hours
Level of provider:	L4
Monthly value of service:	$1,883

Service flow:	Reorg to Core
Service number:	8

Transition service title:	Tax Basis/Attribute Refresh
Service period in days:	60

Provider company:	Reorg
Provider department:	Accounting (including BP&A)
Provider contact job title:	Controller
Provider contact name:	Roger Ketron

Receiver company:	Core
Receiver department:	Accounting (including BP&A)
Receiver contact job title:	Controller
Receiver contact name:	Todd Munsey

Monthly level provided:	86 hours
Level of provider:	L3
Monthly value of service:	$8,683

Service flow:	Reorg to Core
Service number:	9

Transition service title:	Media Relations / PIER
Service period in days:	90

Provider company:	Reorg
Provider department:	Communications
Provider contact job title:	Director, Media Relations
Provider contact name:	Steve Hawkins

Receiver company:	Core
Receiver department:	Communications
Receiver contact job title:	VP, Communications & Government Affairs
Receiver contact name:	Rick Axthelm

Monthly level provided:	43 hours
Level of provider:	L3
Monthly value of service:	$4,341

Service flow:	Reorg to Core
Service number:	10

Transition service title:	Environmental ‐ integration of Delta
Service period in days:	120

Provider company:	Reorg
Provider department:	Environmental
Provider contact job title:	VP ‐ Environmental and ECM
Provider contact name:	Shelley Surles and Claire Vaught

Receiver company:	Core
Receiver department:	Environmental
Receiver contact job title:	VP‐Environmental
Receiver contact name:	John Paul Jones

Monthly level provided:	10 hours
Level of provider:	L4
Monthly value of service:	$785

Service flow:	Reorg to Core
Service number:	11

Transition service title:	Environmental ‐ control file updates
Service period in days:	365

Provider company:	Reorg
Provider department:	Environmental
Provider contact job title:	VP‐Environmental
Provider contact name:	Russ Lambert

Receiver company:	Core
Receiver department:	Environmental
Receiver contact job title:	VP‐Environmental
Receiver contact name:	John Paul Jones

Monthly level provided:	3 hours
Level of provider:	L4
Monthly value of service:	$196

Service flow:	Reorg to Core
Service number:	12

Transition service title:	Environmental ‐ permit transfers
Service period in days:	365

Provider company:	Reorg
Provider department:	Environmental
Provider contact job title:	VP ‐ Environmental and ECMs
Provider contact name:	Russ Lambert

Receiver company:	Core
Receiver department:	Environmental
Receiver contact job title:	VP‐Environmental
Receiver contact name:	John Paul Jones

Monthly level provided:	5 hours
Level of provider:	L4
Monthly value of service:	$392

Service flow:	Reorg to Core
Service number:	13

Transition service title:	Environmental ‐ management system implementation
Service period in days:	180

Provider company:	Reorg
Provider department:	Environmental
Provider contact job title:	VP ‐ Environmental
Provider contact name:	Shelley Surles

Receiver company:	Core
Receiver department:	Environmental
Receiver contact job title:	VP‐Environmental
Receiver contact name:	John Paul Jones

Monthly level provided:	3 hours
Level of provider:	L4
Monthly value of service:	$262

Service flow:	Reorg to Core
Service number:	14

Transition service title:	Health and welfare/retirement support including document requests
Service period in days:	210

Provider company:	Reorg
Provider department:	HR
Provider contact job title:	VP HR
Provider contact name:	Judy Hill

Receiver company:	Core
Receiver department:	HR
Receiver contact job title:	Director Benefits
Receiver contact name:	Kristie Kestner

Monthly level provided:	24 hours
Level of provider:	L2
Monthly value of service:	$3,835

Service flow:	Reorg to Core
Service number:	15

Transition service title:	Payroll/tax support
Service period in days:	180

Provider company:	Reorg
Provider department:	HR
Provider contact job title:	Director Payroll
Provider contact name:	Melissa Stanley

Receiver company:	Core
Receiver department:	HR
Receiver contact job title:	Analyst Payroll
Receiver contact name:	Kristy Lawson

Monthly level provided:	5 hours
Level of provider:	L3
Monthly value of service:	$538

Service flow:	Reorg to Core
Service number:	16

Transition service title:	Mail forwarding services
Service period in days:	180

Provider company:	Reorg
Provider department:	HR
Provider contact job title:	Receptionist
Provider contact name:	Melanie Hutton

Receiver company:	Core
Receiver department:	HR
Receiver contact job title:	Mail expeditor
Receiver contact name:	Ernie Ramsey

Monthly level provided:	22 hours
Level of provider:	L5+
Monthly value of service:	$1,901

Service flow:	Reorg to Core
Service number:	17

Transition service title:	Telecommunication Services (phone, data, internet, wireless, etc.) – based on a 50/50 split of estimated billing
Service period in days:	90

Provider company:	Reorg
Provider department:	IT
Provider contact job title:	Sr. Director IT
Provider contact name:	Jeff Bauserman

Receiver company:	Core
Receiver department:	IT
Receiver contact job title:	VP IT
Receiver contact name:	Becky Price

Monthly level provided:	$150,000
Level of provider:	N/A
Monthly value of service:	$150,000

Service flow:	Reorg to Core
Service number:	18

Transition service title:	Wireless
Service period in days:	30

Provider company:	Reorg
Provider department:	IT
Provider contact job title:	Sr. Director IT
Provider contact name:	Jeff Bauserman

Receiver company:	Core
Receiver department:	IT
Receiver contact job title:	VP IT
Receiver contact name:	Becky Price

Monthly level provided:	$35,000
Level of provider:	N/A
Monthly value of service:	$35,000

Service flow:	Reorg to Core
Service number:	19

Transition service title:	File Access
Service period in days:	180

Provider company:	Reorg
Provider department:	IT
Provider contact job title:	Sr. Director IT
Provider contact name:	Jeff Bauserman

Receiver company:	Core
Receiver department:	IT
Receiver contact job title:	VP IT
Receiver contact name:	Becky Price

Monthly level provided:	0 hours(no charge)
Level of provider:	N/A
Monthly value of service:	$0

Service flow:	Reorg to Core
Service number:	20

Transition service title:	Email Forwarding
Service period in days:	30

Provider company:	Reorg
Provider department:	IT
Provider contact job title:	Sr. Director IT
Provider contact name:	Jeff Bauserman

Receiver company:	Core
Receiver department:	IT
Receiver contact job title:	VP IT
Receiver contact name:	Becky Price

Monthly level provided:	24 hours
Level of provider:	L5+
Monthly value of service:	$1,329

Service flow:	Reorg to Core
Service number:	21

Transition service title:	Software Application Licensing
Service period in days:	210

Provider company:	Reorg
Provider department:	IT
Provider contact job title:	Sr. Director IT
Provider contact name:	Jeff Bauserman

Receiver company:	Core
Receiver department:	IT
Receiver contact job title:	VP IT
Receiver contact name:	Becky Price

Monthly level provided:	0 hours (no charge)
Level of provider:	N/A
Monthly value of service:	$0

Service flow:	Reorg to Core
Service number:	22

Transition service title:	Software Support
Service period in days:	210

Provider company:	Reorg
Provider department:	IT
Provider contact job title:	Sr. Director IT
Provider contact name:	Jeff Bauserman

Receiver company:	Core
Receiver department:	IT
Receiver contact job title:	VP IT
Receiver contact name:	Becky Price

Monthly level provided:	120 hours
Level of provider:	L5+
Monthly value of service:	$6,646

Service flow:	Reorg to Core
Service number:	23

Transition service title:	Infrastructure Support
Service period in days:	180

Provider company:	Reorg
Provider department:	IT
Provider contact job title:	Sr. Director IT
Provider contact name:	Jeff Bauserman

Receiver company:	Core
Receiver department:	IT
Receiver contact job title:	VP IT
Receiver contact name:	Becky Price

Monthly level provided:	80 hours
Level of provider:	L4
Monthly value of service:	$6,277

Service flow:	Reorg to Core
Service number:	24

Transition service title:	Client Services Support
Service period in days:	90

Provider company:	Reorg
Provider department:	IT
Provider contact job title:	Sr. Director IT
Provider contact name:	Jeff Bauserman

Receiver company:	Core
Receiver department:	IT
Receiver contact job title:	VP IT
Receiver contact name:	Becky Price

Monthly level provided:	25 hours
Level of provider:	L5+
Monthly value of service:	$1,385

Service flow:	Reorg to Core
Service number:	25

Transition service title:	Trax knowledge and data access ‐ Knowledge sharing around information in Tracts, contractual data, lease agreements
Service period in days:	60

Provider company:	Reorg
Provider department:	Land
Provider contact job title:	Manager
Provider contact name:	Michael Blackburn

Receiver company:	Core
Receiver department:	Land
Receiver contact job title:	SVP Land
Receiver contact name:	Scott Kreutzer

Monthly level provided:	9 hours
Level of provider:	L4
Monthly value of service:	$675

Service flow:	Reorg to Core
Service number:	26

Transition service title:	General land support ‐ Includes support from Reorg Land management to Core Land management
Service period in days:	90

Provider company:	Reorg
Provider department:	Land
Provider contact job title:	Manager
Provider contact name:	Michael Blackburn

Receiver company:	Core
Receiver department:	Land
Receiver contact job title:	SVP Land
Receiver contact name:	Scott Kreutzer

Monthly level provided:	9 hours
Level of provider:	L4
Monthly value of service:	$675

Service flow:	Reorg to Core
Service number:	27

Transition service title:	Mapping data ‐ Mapping data as needed
Service period in days:	180

Provider company:	Reorg
Provider department:	Land
Provider contact job title:	Manager
Provider contact name:	Michael Blackburn

Receiver company:	Core
Receiver department:	Land
Receiver contact job title:	Coordinator
Receiver contact name:	Spencer Young

Monthly level provided:	4 hours
Level of provider:	L4
Monthly value of service:	$337

Service flow:	Reorg to Core
Service number:	28

Transition service title:
Assist and train the NewCo Legal Department in providing assistance and advice to Operations management and the Environmental Department in achieving Environmental regulatory compliance, particularly in regard to the EPA Consent Decree

Service period in days:	180

Provider company:	Reorg
Provider department:	Legal
Provider contact job title:	Attorney
Provider contact name:	Drew McCallister

Receiver company:	Core
Receiver department:	Legal
Receiver contact job title:	Attorney
Receiver contact name:	Suzan Moore

Monthly level provided:	10 hours
Level of provider:	L2
Monthly value of service:	$1,627

Service flow:	Reorg to Core
Service number:	29

Transition service title:	Assist and train the CoreCo Legal Department to provide Other Paralegal Functions, Especially Litigation Support and Reporting
Service period in days:	180

Provider company:	Reorg
Provider department:	Legal
Provider contact job title:	Paralegal
Provider contact name:	Kacee Hodge

Receiver company:	Core
Receiver department:	Legal
Receiver contact job title:	Assist. To Corp. Sec./Legal Assistant
Receiver contact name:	Jessica Clevinger & Lisa Cook

Monthly level provided:	10 hours
Level of provider:	L5+
Monthly value of service:	$554

Service flow:	Reorg to Core
Service number:	30

Transition service title:	DrillBase Software Support
Service period in days:	180

Provider company:	Reorg
Provider department:	IT
Provider contact job title:	Sr. Director IT
Provider contact name:	Jeff Bauserman

Receiver company:	Core
Receiver department:	Other
Receiver contact job title:	Director Geology
Receiver contact name:	Scott Peterson

Monthly level provided:	10 hours
Level of provider:	L5+
Monthly value of service:	$554

Service flow:	Reorg to Core
Service number:	31

Transition service title:	Pi support to prep plants
Service period in days:	365

Provider company:	Reorg
Provider department:	IT
Provider contact job title:	Sr. Director IT
Provider contact name:	Jeff Bauserman

Receiver company:	Core
Receiver department:	Operations
Receiver contact job title:	Director Plants
Receiver contact name:	Van Davis

Monthly level provided:	10 hours
Level of provider:	L4
Monthly value of service:	$785

Service flow:	Reorg to Core
Service number:	32

Transition service title:	Temporally storing Surface Equipment / Assets
Service period in days:	365

Provider company:	Reorg
Provider department:	Operations
Provider contact job title:	VP ‐ Maintenance
Provider contact name:	Jimbo Nagy

Receiver company:	Core
Receiver department:	Other
Receiver contact job title:	VP ‐ Tech Services
Receiver contact name:	Philip Saunders

Monthly level provided:	7 hours
Level of provider:	L5+
Monthly value of service:	$369

Service flow:	Reorg to Core
Service number:	33

Transition service title:	Assessment processing
Service period in days:	180

Provider company:	ReOrg
Provider department:	Other
Provider contact job title:	Administrative Asst
Provider contact name:	Donna Moore

Receiver company:	Core
Receiver department:	Other
Receiver contact job title:	Safety Clerk
Receiver contact name:	Nate Clark

Monthly level provided:	22 hours
Level of provider:	L5+
Monthly value of service:	$1,191

Service flow:	Reorg to Core
Service number:	34

Transition service title:	Respirable Dust Rule Expertise
Service period in days:	180

Provider company:	ReOrg
Provider department:	Other
Provider contact job title:	Director
Provider contact name:	Vernon Johnson

Receiver company:	Core
Receiver department:	Other
Receiver contact job title:	VP Safety
Receiver contact name:	Allen Dupree

Monthly level provided:	17 hours
Level of provider:	L3
Monthly value of service:	$1,737

Service flow:	Reorg to Core
Service number:	35

Transition service title:	Office space in Chapmanville (3 offices plus conference room) and Beckley (2 offices plus conference room)
Service period in days:	180

Provider company:	ReOrg
Provider department:	Other
Provider contact job title:	TBD
Provider contact name:	TBD

Receiver company:	Core
Receiver department:	Other
Receiver contact job title:	VP ‐ Tech Services
Receiver contact name:	Philip Saunders

Monthly level provided:	$1,000
Level of provider:	N/A
Monthly value of service:	$1,000

Service flow:	Reorg to Core
Service number:	36

Transition service title:	Julian security monitoring support to RRLA
Service period in days:	90

Provider company:	ReOrg
Provider department:	Operations
Provider contact job title:	TBD
Provider contact name:	TBD

Receiver company:	Core
Receiver department:	Operations
Receiver contact job title:	TBD
Receiver contact name:	TBD

Monthly level provided:	$500
Level of provider:	N/A
Monthly value of service:	$500

Service flow:	Reorg to Core
Service number:	37

Transition service title:	Strategic Sourcing Knowledge
Service period in days:	120

Provider company:	Reorg
Provider department:	Sourcing
Provider contact job title:	SVP‐Strategic Sourcing
Provider contact name:	Macs Hall

Receiver company:	Core
Receiver department:	Sourcing
Receiver contact job title:	Director‐Strategic Sourcing
Receiver contact name:	Danny Hinkle

Monthly level provided:	44 hours
Level of provider:	L3
Monthly value of service:	$4,442

Service flow:	Reorg to Core
Service number:	38

Transition service title:	Materials Management Knowledge (Warehousing)
Service period in days:	120

Provider company:	Reorg
Provider department:	Sourcing
Provider contact job title:	Sr. Director‐Sourcing Support
Provider contact name:	Ed Green

Receiver company:	Core
Receiver department:	Sourcing
Receiver contact job title:	Director‐Strategic Sourcing
Receiver contact name:	Danny Hinkle

Monthly level provided:	44 hours
Level of provider:	L3
Monthly value of service:	$4,442

Service flow:	Reorg to Core
Service number:	39

Transition service title:	Contract Administration and Maintenance (Corporate & Regional Agreements)
Service period in days:	90

Provider company:	Reorg
Provider department:	Sourcing
Provider contact job title:	Manager‐Contract Admin
Provider contact name:	Donald Robinson

Receiver company:	Core
Receiver department:	Sourcing
Receiver contact job title:	Director‐Sourcing Admin
Receiver contact name:	Allen Peppler

Monthly level provided:	44 hours
Level of provider:	L3
Monthly value of service:	$4,442

Service flow:	Reorg to Core
Service number:	40

Transition service title:	Bristol office space
Service period in days:	60

Provider company:	Reorg
Provider department:	HR
Provider contact job title:	VP HR
Provider contact name:	Judy Hill

Receiver company:	Core
Receiver department:	Land
Receiver contact job title:	SVP Land
Receiver contact name:	Scott Kreutzer

Monthly level provided:	0 hours (no charge)
Level of provider:	N/A
Monthly value of service:	$0

Service flow:	Reorg to Core
Service number:	41

Transition service title:	Julian office space
Service period in days:	90

Provider company:	Reorg
Provider department:	Legal
Provider contact job title:	Attorney
Provider contact name:	Drew McCallister

Receiver company:	Core
Receiver department:	Operations
Receiver contact job title:	VP – Tech Services
Receiver contact name:	Philip Saunders

Monthly level provided:	$200
Level of provider:	N/A
Monthly value of service:	$200

Schedule III

Core to Reorg
Service Detail

Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service	6) Measure of success/KPIs	7) Who will assess service performance, e.g., recipient contact person	8) Planned actions by recipient to build internal capabilities/knowledge, e.g., train new subject matter experts (SMEs)	9) Guidelines for go-forward working relationships, e.g., recipient requests help in writing and provider responds within one business day with availability to help
1	Monthly close support	60	2	Core	Accounting (including BP&A)	Controller	Todd Munsey	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	370	Monthly	370	Labor hours	L4	$29,030.77
2	Financial reporting	60	2	Core	Accounting (including BP&A)	Dir. Corporate Accounting & Reporting	Cristina Perez	Reorg	Accounting (including BP&A)	Dir. Corporate Accounting & Reporting	Megan Meador	27	Monthly	27	Labor hours	L3	$2,692.31
3	ARO support	60	2	Core	Accounting (including BP&A)	Dir. General Accounting	Kristy Edwards	Reorg	Accounting (including BP&A)	Dir. Corporate Accounting & Reporting	Megan Meador	30	Monthly	30	Labor hours	L4	$2,353.85
4	Corporate Acctg	60	2	Core	Accounting (including BP&A)	Dir. Corporate Accounting & Reporting	Cristina Perez	Reorg	Accounting (including BP&A)	Dir. Corporate Accounting & Reporting	Megan Meador	20	Monthly	20	Labor hours	L4	$1,569.23
5	Fresh-start Acctg	60	2	Core	Accounting (including BP&A)	Controller	Todd Munsey	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	167	Monthly	167	Labor hours	L3	$16,826.92
6	Sales/AR Acctg	60	2	Core	Accounting (including BP&A)	Sr. Manager	Randy Philips	Reorg	Accounting (including BP&A)	Dir. Revenue and Inventory	Robert Hutton	20	Monthly	20	Labor hours	L4	$1,569.23
7	Acquisition Accounting	90	3	Core	Accounting (including BP&A)	SVP Technical Accounting	Alan Jones	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	100	Monthly	100	Labor hours	L3	$10,096.15
8	Tax Basis/Attribute Refresh	60	2	Core	Accounting (including BP&A)	Controller	Todd Munsey	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	20	Weekly	86	Labor hours	L3	$8,682.69
9	Environmental - EPA CD report	90	3	Core	Environmental	VP-Environmental, Environmental Compliance Managers, and GMs	John Paul Jones	Reorg	Environmental	VP-Environmental	Shelley Surles	22.5	quarterly	8	Labor hours	L4	$588.46	Successful submission of EPA CD Report with all required information in October 2016	Shelley Surles	One-time Item	All required signatures, data and information shall be provided no later than 10/15/2016. All other questions and request for information shall be answered within 24 hours.
10	Environmental - KY operations	0	0	Core	Environmental	VP - Environmental	John Paul Jones	Reorg	Environmental	VP-Environmental	Russ Lambert	0	Weekly	0	Labor hours	L4	$—	Successful transfer of information and knowledge regarding Kentucky operations and regulations	Russ Lambert	Training of Russ Lambert to assume responsibility for corportate environmental support for the operations in Kentucky	Response to availability within one business day
11	HR Employee Files	0	0	Core	HR	Manager HR	Sherry Bowers	Reorg	HR	Manager Benefits	Amy Perrigan	0	quarterly	0	Labor hours	L4	$—		Logan Bateman	Handle the conversion of employee files	Will provide data transfer points within 48 hours of a request
12	Bonus Calculation Support/OSEB/Cash Retention/LTIP	90	3	Core	HR	Sr. Dir-HR	Logan Bateman	Reorg	HR	Director HR	Judy Hill and Jeff Gillenwater	20	quarterly	7	Labor hours	L3	$673.08		Chris Matras	Understand and administer bonus plans and design going forward	Recipient requests help in writing and provider responds within 48 hours with availability to help
13	Severance & WARN Payments	30	1	Core	HR	Sr. Dir-HR	Logan Bateman	Reorg	HR	Director HR	Judy Hill and Jeff Gillenwater	15	quarterly	5	Labor hours	L3	$504.81		Chris Matras	Understand and implement Severance calculations and WARN notices	Recipient requests help in writing and provider responds within 48 hours with availability to help
14	HR Data Processes	60	2	Core	HR	Manager HR	Sherry Bowers	Reorg	HR	HR Rep	Whitney Cole	10	quarterly	3	Labor hours	L4	$261.54		Whitney Cole	Celine to assist with Oracle data issues that arise in the system throughout Oracle's life	Recipient requests help in writing and provider responds within 48 hours with availability to help
15	Compensation support	60	2	Core	HR	VP HR	Burke Vander Lind	Reorg	HR	VP HR	Judy Hill	10	quarterly	3	Labor hours	L2	$542.31		Judy Hill		Recipient requests help in writing and provider responds within 48 hours with availability to help

Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service	6) Measure of success/KPIs	7) Who will assess service performance, e.g., recipient contact person	8) Planned actions by recipient to build internal capabilities/knowledge, e.g., train new subject matter experts (SMEs)	9) Guidelines for go-forward working relationships, e.g., recipient requests help in writing and provider responds within one business day with availability to help
16	HR/federal contractor compliance support	90	3	Core	HR	Sr. Dir-HR	Logan Bateman	Reorg	HR	Director HR	Chris Matras	15	quarterly	5	Labor hours	L4	$392.31		Chris Matras		Recipient requests help in writing and provider responds within 48 hours with availability to help
17	Payroll support	60	2	Core	HR	Sr. Director Payroll and HRIS	Jen Gambill	Reorg	HR	Director Payroll	Melissa Stanley	20	quarterly	7	Labor hours	L4	$523.08		Melissa Stanley		Recipient requests help in writing and provider responds within 48 hours with availability to help
18	General IT Support, Knowledge, and Expertise	210	7	Core	IT	VP IT	Becky Price	Reorg	IT	Sr. Director IT	Jeff Bauserman	5	monthly	5	Labor hours	L2	$813.46
19	Disaster Recovery Support Knowledge, and Expertise	210	7	Core	IT	Director of IT support	Jeff Cochrane	Reorg	IT	Sr. Director IT	Johnathan Hall	12	monthly	12	Labor hours	L3	$1,211.54
20	Infrastructure Support	150	5	Core	IT	VP IT	Becky Price	Reorg	IT	Sr. Director IT	Jeff Bauserman	160	Monthly	160	Labor hours	L4	$12,553.85
21	Client Services Support	60	2	Core	IT	VP IT	Becky Price	Reorg	IT	Sr. Director IT	Jeff Bauserman	50	Monthly	50	Labor hours	L4	$3,923.08
22	IT Policy Updates	60	2	Core	IT	Manager IT risk and administration	Suzanne Owens	Reorg	IT	Sr. Director IT	Jeff Bauserman	30	Monthly	30	Labor hours	L4	$2,353.85
23	IT Audit Support	0	0	Core	IT	Manager IT risk and administration	Suzanne Owens	Reorg	IT	Sr. Director IT	Jeff Bauserman	0	Monthly	0	Labor hours	L4	$—
24	Delta and Oracle Support	210	7	Core	IT	Director of IT applications	Brad Bateman	Reorg	IT	Director of IT applications	John Talbert	15	Monthly	15	Labor hours	L3	$1,514.42				As necessary, Reorg personnel may request background knowledge and/or expertise from employees of NewCo.
25	Trax knowledge and data access - Knowledge sharing around information in Tracts, contractual data, lease agreements	180	6	Core	Land	Manager	Vicki Duffy	Reorg	Land	Manager	Michael Blackburn	5	Weekly	22	Labor hours	L4	$1,686.92	Making ReorgCo & CoreCo self-sufficient	Recipient Contact Person		Recipient requests help in writing/phone call and provider responds within one business day with availability to help
26	General land support - Includes support from Core Land management to Reorg Land management (including Enterprise)	180	6	Core	Land	SVP Land	Scott Kreutzer	Reorg	Land	Manager	Michael Blackburn	8	Weekly	34	Labor hours	L3	$3,473.08
27	Mapping support and data	180	6	Core	Land	Coordinator	Spencer Young	Reorg	Land	Manager	Michael Blackburn	3	Weekly	13	Labor hours	L5+	$714.46
28	Training and support for New River Energy	180	6	Core	Land	Manager	Jim Cappucci	Reorg	Land	Manager	Michael Blackburn	3	Weekly	13	Labor hours	L4	$1,012.15

Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service	6) Measure of success/KPIs	7) Who will assess service performance, e.g., recipient contact person	8) Planned actions by recipient to build internal capabilities/knowledge, e.g., train new subject matter experts (SMEs)	9) Guidelines for go-forward working relationships, e.g., recipient requests help in writing and provider responds within one business day with availability to help
29	Assist and train the ReorgCo Legal Department in providing assistance and advice to the ReorgCo Land Department/Operations/Sourcing regarding the formation and administration of legal instruments related to land, coal reserves and other real property interests as well as the procurement of goods and services	60	2	Core	Legal	Attorney	Frank Harrington	Reorg	Legal	Attorney	Phil Monroe	10	monthly	10	Labor hours	L2	$1,626.92	Reorg Legal fully trained to provide support of Reorg Land	Phil Monroe	Fully utilize this transition service; Work with Land Dept to gain necessary expertise	Recipient requests help via email or phone call. Provider responds within two business days with availability to help.
30	Assist and train the ReorgCo Legal Department in providing assistance and advice to the Benefits Committee and the Benefits Department in designing and administering employee benefit plans (including the 3 defined benefit pension plans)	90	3	Core	Legal	Attorney	Suzan Moore	Reorg	Legal	Attorney	Phil Monroe	10	monthly	10	Labor hours	L2	$1,626.92	Reorg Legal fully trained to provide support of Reorg Benefits Dept	Phil Monroe	Fully utilize this transition service; Work with Benefits Dept to gain necessary expertise	Recipient requests help via email or phone call. Provider responds within two business days with availability to help.
31	Assist and train the ReorgCo Legal Department in performing the Corporate secretarial function	90	3	Core	Legal	Attorney	Mark Manno & Will Phillips	Reorg	Legal	Attorney	Drew McCallister	4	monthly	4	Labor hours	L2	$650.77	Reorg Legal fully trained to perform Corporate Secretary function for Reorg	Drew McCallister	Fully utilize this transition service; Work with Reorg Board to gain necessary expertise	Recipient requests help via email or phone call. Provider responds within two business days with availability to help.
32	Assist and train the ReorgCo Legal Department in providing assistance and advice to company departments with regard to internal company policies and procedures	0	0	Core	Legal	Attorney	Will Phillips & Suzan Moore	Reorg	Legal	Attorney	Drew McCallister & Phil Monroe	0	monthly	0	Labor hours	L2	$—	Reorg Legal fully trained to provide support of Reorg management and Board policy administration	Drew McCallister & Phil Monroe	Fully utilize this transition service; Work with Reorg management and Board to gain necessary expertise	Recipient requests help via email or phone call. Provider responds within two business days with availability to help.
33	Assist and train the ReorgCo Legal Department to support the Corporate Secretary Functions and Activities - Board of Directors/Managers/Trustees	90	3	Core	Legal	Assist. To Corp. Sec.	Jessica Clevinger	Reorg	Legal	Paralegal	Kacee Hodge	10	monthly	10	Labor hours	L5+	$553.85
Reorg Legal fully trained to provide support of Reorg Corporate Secretary functions and Board meetings and actions; Reorg Paralegal able to successfully perform functions described in columns S through W
																			Drew McCallister & Kacee Hodge	Fully utilize this transition service; Work with Reorg Corporate Secretary and Board to gain necessary expertise
Recipient requests help via email or phone call. Provider responds within two business days with availability to help. Recipient also spends at least 3 days per month for the first 3 months shadowing Provider

Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service	6) Measure of success/KPIs	7) Who will assess service performance, e.g., recipient contact person	8) Planned actions by recipient to build internal capabilities/knowledge, e.g., train new subject matter experts (SMEs)	9) Guidelines for go-forward working relationships, e.g., recipient requests help in writing and provider responds within one business day with availability to help
34	Assist and train the CoreCo Legal Department to provide Legal-Assistant/Paralegal Support Functions and Activities, Especially File and Systems Mgmt.	0	0	Core	Legal	Attorney/Legal Assistant	Will Phillips & Lisa Cook	Reorg	Legal	Paralegal	Kacee Hodge	0	monthly	0	Labor hours	L5+	$—
Reorg Legal fully trained to provide Paralegal/Legal Assistant Support to Reorg Legal Dept, especially file and systems management; Reorg Paralegal able to successfully perform functions described in columns S through V
																			Phil Monroe & Kacee Hodge	Fully utilize this transition service; Work with Core Legal Dept Attorneys to gain necessary expertise
Recipient requests help via email or phone call. Provider responds within two business days with availability to help. Recipient also spends at least 3 days per month for the first 3 months shadowing Provider

35	Assist and train the ReorgCo Legal Department in addressing intellectual property matters.	0	0	Core	Legal	Attorney	Will Phillips	Reorg	Legal	Attorney	Drew McCallister	0	semiannually	0	Labor hours	L2	$—	Reorg Legal fully trained to handle Reorg IP issues	Drew McCallister	Fully utilize this transition service; Work with outside counsel to gain necessary expertise	Recipient requests help via email or phone call. Provider responds within two business days with availability to help.
36	Assistance for the transition of litigation matters	90	3	Core	Legal	Attorney	Frank Harrington	Reorg	Legal	Attorney	Phil Monroe	7	Monthly	7	Labor hours	L2	$1,084.62
37	AMP Support - Oracle Related Expertise	180	6	Core	Other	Director Maintenane	Cullen Medley	Reorg	Other	VP - Maintenance	TBD	10	monthly	10	Labor hours	L4	$784.62	hours needed per month	Jimbo Nagy	build skill level of internal party
38	Sourcing ERP Support	90	3	Core	Sourcing	Director- Sourcing Admin	Allen Peppler	Reorg	Sourcing	Manager-Contract Admin	Donald Robinson	2	daily	44	Labor hours	L3	$4,442.31	Use first 2 weeks of requests for baseline and measure reductions in assistance requests. Measure variance of number of reduction in requests for improvement	SVP-Strategic Sourcing	Documentation of shared information.	Help requests are documented via email with responder reply within 24 hour period of submission.
39	Strategic Sourcing Knowledge	60	2	Core	Sourcing	Director-Strategic Sourcing	Danny Hinkle	Reorg	Sourcing	SVP-Strategic Sourcing	Macs Hall	2	daily	44	Labor hours	L3	$4,442.31	Use first 2 weeks of requests for baseline and measure reductions in assistance requests. Measure variance of number of reduction in requests for improvement	SVP-Strategic Sourcing	Documentation of shared information.	Help requests are documented via email with responder reply within 24 hour period of submission.
40	WY Gross Products Return Support	60	2	Core	Accounting (including BP&A)	Regional Controller	Tammy Okray	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	20	Monthly	20	Labor hours	L3	$2,019.23
41	PAC closure with FEC	0	0	Core	Communications	Manager – Corporate Communications & PAC Admin.	Teresa Anderson	Reorg	Legal	Paralegal	Kacee Hodge	0	Monthly	0	Labor hours	L4	$—
42	Finalize, wind down, and delivery of Bristol office building	60	2	Core	Land	SVP Land	Scott Kreutzer	Reorg	N/A	N/A	N/A	0	Monthly	0	Labor hours	L2

Reorg to Core
Service Detail

Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service	6) Measure of success/KPIs	7) Who will assess service performance, e.g., recipient contact person	8) Planned actions by recipient to build internal capabilities/knowledge, e.g., train new subject matter experts (SMEs)	9) Guidelines for go-forward working relationships, e.g., recipient requests help in writing and provider responds within one business day with availability to help
1	Income Tax Preparation	90	3	Reorg	Accounting (including BP&A)	Sr. Manager	Amy McKinney	Core	Accounting (including BP&A)	Sr. Manager	Anita Fore	80	Monthly	80	Labor hours	L3	$8,076.92
2	Field AP and accounting support	30	1	Reorg	Accounting (including BP&A)	Manager	Kahla McClure	Core	Accounting (including BP&A)	Controller	Tammy Okray/Dean Swaney	320	Monthly	320	Labor hours	L4	$25,107.69
3	Sales & Property Tax	90	3	Reorg	Accounting (including BP&A)	Sr. Accountant	Pam Foleno	Core	Accounting (including BP&A)	Controller	Todd Munsey	20	Monthly	20	Labor hours	L4	$1,569.23
4	Monthly close support	60	2	Reorg	Accounting (including BP&A)	Monthly close support	Roger Ketron	Core	Accounting (including BP&A)	Controller	Todd Munsey	144	Monthly	144	Labor hours	L4	$11,298.46
5	Freight/Inventory Acctg	60	2	Reorg	Accounting (including BP&A)	Dir. Revenue and Inventory	Robert Hutton	Core	Accounting (including BP&A)	Dir. General Accounting	Kristy Edwards	20	Monthly	20	Labor hours	L4	$1,569.23
6	A/P and A/R Support	60	2	Reorg	Accounting (including BP&A)	Dir. General Accounting	Eddie Guy	Core	Accounting (including BP&A)	Dir. General Accounting	Kristy Edwards	57	Monthly	57	Labor hours	L4	$4,446.15
7	A/P Support (paying and getting reimbursed for invoices)	30	1	Reorg	Accounting (including BP&A)	Manager	Kahla McClure	Core	Accounting (including BP&A)	Dir. General Accounting	Kristy Edwards	24	Monthly	24	Labor hours	L4	$1,883.08			Bank accounts for Core opened by emergence
8	Tax Basis/Attribute Refresh	60	2	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	Core	Accounting (including BP&A)	Controller	Todd Munsey	20	Weekly	86	Labor hours	L3	$8,682.69
9	Media Relations / PIER	90	3	Reorg	Communications	Director, Media Relations	Steve Hawkins	Core	Communications	VP, Communications & Government Affairs	Rick Axthelm	10	weekly	43	Labor hours	L3	$4,341.35
Successful transition/duplication of local, regional, and national media relationships to communications team at NewCo; transfer of knowledge (and training where necessary) for comms professionals at NewCo regarding media relations history of core assets, key data on target media markets, and any needed support duties; and the set-up of a functional PIER system for NewCo and training support.
																			Rick Axthelm will track and assess service performance.
Knowledge transfer and as-needed training will begin on day one of the TSA; NewCo comms professionals will handle actual media interactions for NewCo and, over the term of the TSA, will work to do so with reducing support from ReorgCo under the TSA; and PIER training will occur concurrently with setting up the new PIER system.

Time allotments for knowledge transfer and training will be pre-set and agreed upon by both parties of the TSA on a weekly basis. Additional media support will be requested on a needs-basis when issues arise where consultation with ReorgCo professional is necessary, but such interactions will be tracked and documented. Setting up the PIER system for NewCo, and associated system training, will be front-loaded and more time intensive during the first 30-60 days of the TSA term. Again, specific time allotments will be discussed in advance on a weekly basis and tracked.

10	Environmental - integration of Delta	120	4	Reorg	Environmental	VP - Environmental and ECM	Shelley Surles and Claire Vaught	Core	Environmental	VP-Environmental	John Paul Jones	2	Weekly	10	Labor hours	L4	$784.62	Successful integration and use of the Delta Environmental database to manage data and generate reports	John Paul Jones	Training of John Paul Jones and staff to run reports without assistance from Reorg.	Response to availability within one business day
11	Environmental - control file updates	365	12	Reorg	Environmental	VP-Environmental	Russ Lambert	Core	Environmental	VP-Environmental	John Paul Jones	2.5	Monthly	3	Labor hours	L4	$196.15	Assistance with respect to ownership and control file updates for Core, leading to successful permit transfers	John Paul Jones	Short term support service that will be replaced by Core team once Core is set up in all states	Response to availability within one business day

Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service	6) Measure of success/KPIs	7) Who will assess service performance, e.g., recipient contact person	8) Planned actions by recipient to build internal capabilities/knowledge, e.g., train new subject matter experts (SMEs)	9) Guidelines for go-forward working relationships, e.g., recipient requests help in writing and provider responds within one business day with availability to help
12	Environmental - permit transfers	365	12	Reorg	Environmental	VP - Environmental and ECMs	Russ Lambert	Core	Environmental	VP-Environmental	John Paul Jones	5	Monthly	5	Labor hours	L4	$392.31	Successful transfer of permits to Core from Reorg	John Paul Jones	Short term support service that may be addressed in a Permit Transfer Agreement as well	Response to availability within one business day
13	Environmental - management system implementation	180	6	Reorg	Environmental	VP - Environmental	Shelley Surles	Core	Environmental	VP-Environmental	John Paul Jones	1	Weekly	3	Labor hours	L4	$261.54	Development and implementation of an Environmental Management System	John Paul Jones	Surles to provide resource to Jones in development and adaptation of existing ANR EMS to Core. Upon completion, no further development services will be needed.	Response to availability within one business day
14	Health and welfare/retirement support including document requests	210	7	Reorg	HR	VP HR	Judy Hill	Core	HR	Director Benefits	Kristie Kestner	24	monthly	24	Labor hours	L2	$3,834.89		Kristie Kestner		Recipient requests help in writing and provider responds within 48 hours with availability to help
15	Payroll/tax support	180	6	Reorg	HR	Director Payroll	Melissa Stanley	Core	HR	Analyst Payroll	Kristy Lawson	16	quarterly	5	Labor hours	L3	$538.46		Kristy Lawson		Recipient requests help in writing and provider responds within 48 hours with availability to help
16	Mail forwarding services	180	6	Reorg	HR	Receptionist	Melanie Hutton	Core	HR	Mail expeditor	Ernie Ramsey	5	weekly	22	Labor hours	L5+	$1,190.77
17	Telecommunication Services (phone, data, internet, wireless, etc.) – based on a 50/50 split of estimated billing	90	3	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	$ 150,000	monthly	$150,000	Non-personnel dollars		$—			Within 60 days all relative telecommunication services will be transferred to new NewCo accounts. Adding one additional month to allow for catch up in billing.	Provider wil actively work on transitioning accounts, keeping Recipient involved as appropriate.
18	Wireless	30	1	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	$ 35,000	monthly	$35,000	Non-personnel dollars		$—			Within 60 days all remaining Wireless accounts will be tranferred to the appropriate NewCo accounts.	Provider wil actively work on transitioning accounts, keeping Recipient involved as appropriate.
19	File Access	180	6	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	0	Monthly	0	Labor hours	L4	$—			As a one-time event, IT will make available copies of all NewCo employee Y drive and Exchange data.
For a period of 180 days post-close, if a Reorg employee is hired by NewCo, NewCo can submit a written request to the General Counsel of Reorg asking to receive an electronic copy of the former employee's electronic data (Y drive, Exchange).

20	Email Forwarding	30	1	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	24	Monthly	24	Labor hours	L5+	$1,329.23			N/A	For a period of 30 days, Reorg IT will forward email received by NewCo employees to their new conturaenergy.com email address.

Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service	6) Measure of success/KPIs	7) Who will assess service performance, e.g., recipient contact person	8) Planned actions by recipient to build internal capabilities/knowledge, e.g., train new subject matter experts (SMEs)	9) Guidelines for go-forward working relationships, e.g., recipient requests help in writing and provider responds within one business day with availability to help
21	Software Application Licensing	210	7	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	0	Monthly	0	Non-personnel dollars	L4	$—
Reorg will provide various temporary software access to NewCo, including but not limited to:
- Read/Report access to Oracle EBS R12
- Microsoft Windows/Office licensing
- OSISoft licensing (prep plant monitoring)

22	Software Support	210	7	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	120	Monthly	120	Labor hours	L5+	$6,646.15				To the extent necessary, Reorg will provide NewCo software support for any transition software application.
23	Infrastructure Support	180	6	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	80	Monthly	80	Labor hours	L4	$6,276.92			New Infrastructure employees will become familiar with the NewCo footprint during the TSA period.	As required, NewCo may request Infrastructure support (generally historical knowledge or expertise) of reorg by emailing support@alphanr.com.
24	Client Services Support	90	3	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	25	Monthly	25	Labor hours	L5+	$1,384.62			New Client Services employees will become familiar with the NewCo footprint during the TSA period.	As required, NewCo may request Client Services support (generally historical knowledge and/or expertise) of reorg by emailing support@alphanr.com.
25	Trax knowledge and data access - Knowledge sharing around information in Tracts, contractual data, lease agreements	60	2	Reorg	Land	Manager	Michael Blackburn	Core	Land	SVP Land	Scott Kreutzer	2	Weekly	9	Labor hours	L4	$674.77
26	General land support - Includes support from Reorg Land management to Core Land management	90	3	Reorg	Land	Manager	Michael Blackburn	Core	Land	SVP Land	Scott Kreutzer	2	Weekly	9	Labor hours	L4	$674.77
27	Mapping data - Mapping data as needed	180	6	Reorg	Land	Manager	Michael Blackburn	Core	Land	Coordinator	Spencer Young	1	Weekly	4	Labor hours	L4	$337.38

Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service	6) Measure of success/KPIs	7) Who will assess service performance, e.g., recipient contact person	8) Planned actions by recipient to build internal capabilities/knowledge, e.g., train new subject matter experts (SMEs)	9) Guidelines for go-forward working relationships, e.g., recipient requests help in writing and provider responds within one business day with availability to help
28	Assist and train the NewCo Legal Department in providing assistance and advice to Operations management and the Environmental Department in achieving Environmental regulatory compliance, particularly in regard to the EPA Consent Decree	180	6	Reorg	Legal	Attorney	Drew McCallister	Core	Legal	Attorney	Suzan Moore	10	monthly	10	Labor hours	L2	$1,626.92	Core Legal fullty trained to provide support of Core Environmental and Ops	Suzan Moore	Fully utilize this transition service; Work with Environmental and Ops Depts to gain necessary expertise	Recipient requests help via email or phone call. Provider responds within two business days with availability to help.
29	Assist and train the CoreCo Legal Department to provide Other Paralegal Functions, Especially Litigation Support and Reporting	180	6	Reorg	Legal	Paralegal	Kacee Hodge	Core	Legal	Assist. To Corp. Sec./Legal Assistant	Jessica Clevinger & Lisa Cook	10	monthly	10	Labor hours	L5+	$553.85
Core Legal fully trained to provide Paralegal/Legal Assistant Support to Core Legal Dept, especially Litigation Support and Reporting; Core Assist. To Corp. Sec./Legal Assistant able to successfully perform functions described in columns S through V
																			Jessica Clevinger & Lisa Cook	Fully utilize this transition service; Work with Core Legal Dept Attorneys to gain necessary expertise
Recipient requests help via email or phone call. Provider responds within two business days with availability to help. Recipient also spends at least 3 days per month for the first 3 months shadowing Provider

30	DrillBase Software Support	180	6	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	Other	Director Geology	Scott Peterson	10	monthly	10	Labor hours	L5+	$553.85	hours needed per month	Scott Peterson	new IT on Core side to have full access and understanding
31	Pi support to prep plants	365	12	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	Operations	Director Plants	Van Davis	10	monthly	10	Labor hours	L4	$784.62	hours needed per month	Van Davis	Find internal or train internal / low cost vendor
32	Temporally storing Surface Equipment / Assets	365	12	Reorg	Operations	VP - Maintenance	Jimbo Nagy	Core	Other	VP - Tech Services	Philip Saunders	20	quarterly	7	Labor hours	L5+	$369.23	Hours per quarter needed to comply	Cullen Medley	Move equipment as needed, or sell back to Non-Core or outside party
33	Assessment processing	180	6	ReOrg	Other	Administrative Asst	Donna Moore	Core	Other	Safety Clerk	Nate Clark	5	weekly	22	Labor hours	L5+	$1,190.77	Zero Delinquent Notices	Dupree	Install Assessment Processing system in Core	Core monitors paid and contested assessments weekly and coordinates with ReOrg to rectify any discrepancies
34	Respirable Dust Rule Expertise	180	6	ReOrg	Other	Director	Vernon Johnson	Core	Other	VP Safety	Allen Dupree	4	weekly	17	Labor hours	L3	$1,736.54	resp. dust citations/issues	Dupree	Train new subject matter experts	Core monitors resp. dust citations, issues/ etc
35	Office space in Chapmanville (3 offices plus conference room) and Beckley (2 offices plus conference room)	180	6	ReOrg	Other	VP-Tech Services	Joe Pugh	Core	Other	VP - Tech Services	Philip Saunders	$ 1,000	monthly	$1,000	Non-personnel dollars		$—
36	Julian security monitoring support to RRLA	90	3	ReOrg	Operations	Sourcing Manager	Macs Hall	Core	Operations	RRLA Director	Gary Frampton	$ 500	Monthly	$500	Non-personnel dollars		$—

Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service	6) Measure of success/KPIs	7) Who will assess service performance, e.g., recipient contact person	8) Planned actions by recipient to build internal capabilities/knowledge, e.g., train new subject matter experts (SMEs)	9) Guidelines for go-forward working relationships, e.g., recipient requests help in writing and provider responds within one business day with availability to help
37	Strategic Sourcing Knowledge	120	4	Reorg	Sourcing	SVP-Strategic Sourcing	Macs Hall	Core	Sourcing	Director-Strategic Sourcing	Danny Hinkle	2	daily	44	Labor hours	L3	$4,442.31	Use first 2 weeks of requests for baseline and measure reductions in assistance requests. Measure variance of number of reduction in requests for improvement	Director-Strategic Sourcing	Documentation of shared information.	Help requests are documented via email with responder reply within 24 hour period of submission.
38	Materials Management Knowledge (Warehousing)	120	4	Reorg	Sourcing	Sr. Director-Sourcing Support	Ed Green	Core	Sourcing	Director-Strategic Sourcing	Danny Hinkle	2	daily	44	Labor hours	L3	$4,442.31	Use first 2 weeks of requests for baseline and measure reductions in assistance requests. Measure variance of number of reduction in requests for improvement	Director-Strategic Sourcing	Documentation of shared information.	Help requests are documented via email with responder reply within 24 hour period of submission.
39	Contract Administration and Maintenance (Corporate & Regional Agreements)	90	3	Reorg	Sourcing	Manager-Contract Admin	Donald Robinson	Core	Sourcing	Director-Sourcing Admin	Allen Peppler	2	daily	44	Labor hours	L3	$4,442.31	Use first 2 weeks of requests for baseline and measure reductions in assistance requests. Measure variance of number of reduction in requests for improvement	Director-Strategic Sourcing	Documentation of shared information.	Help requests are documented via email with responder reply within 24 hour period of submission.
40	Bristol office space	60	2	Reorg	HR	VP HR	Judy Hill	Core	Land	SVP Land	Scott Kreutzer	0	Monthly	0	Non-personnel dollars		$—
41	Julian office space	90	3	Reorg	Legal	Attorney	Drew McCallister	Core	Operations	VP - Tech Services	Philip Saunders	$ 200	Monthly	$200	Non-personnel dollars		$—